UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08549

Oak Associates Funds

(Exact name of registrant as specified in charter)

101 Federal Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Leslie Manna

Oak Associates, ltd.

3875 Embassy Parkway, Suite 250

Akron, Ohio 44333-8334

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-462-5386

Date of fiscal year end:   October 31

Date of reporting period: November 1, 2009 – October 31, 2010

Item 1.  Reports to Stockholders.

ANNUAL REPORT
OCTOBER·31·2010

OAK
ASSOCIATES FUNDS

OVER 25 years OF GROWTH INVESTING

White Oak Select Growth
Pin Oak Equity
Rock Oak Core Growth
River Oak Discovery
Red Oak Technology Select
Black Oak Emerging Technology
Live Oak Health Sciences

We’re pleased to share that the following Oak Funds have outperformed their benchmarks over the 1, 3 and 5 year periods ending 10/31/10.	–	White Oak Select Growth Fund (WOGSX)
	–	Pin Oak Equity Fund (POGSX)
	–	Rock Oak Core Growth Fund (RCKSX)
	–	Black Oak Emerging Technology Fund (BOGSX)
	–	Live Oak Health Sciences Fund (LOGSX)

Average Annual Returns as of 10/31/10 (Unaudited)

	1 Year Return	3 Year Return	5 year Return	10 year Return	Net Expense Ratio*	Gross Expense Ratio
White Oak Select Growth Fund	19.47%	-1.66%	3.69%	-6.89%	1.25%	1.34%
S&P 500 Total Return Index	16.52%	-6.49%	1.73%	-0.02%
Pin Oak Equity Fund	17.74%	-0.84%	4.85%	-9.05%	1.25%	1.33%
S&P 500 Total Return Index	16.52%	-6.49%	1.73%	-0.02%

	1 Year Return	3 Year Return	5 year Return	Inception to Date	Net Expense Ratio*	Gross Expense Ratio
Rock Oak Core Growth Fund	22.77%	-4.64%	2.92%	2.67%[1]	1.25%	1.54%
S&P 500 Total Return Index	16.52%	-6.49%	1.73%	1.67%[1]
Black Oak Emerging Technology Fund	34.25%	0.00%	7.48%	-11.70%[2]	1.35%	1.55%
NASDAQ 100 Index	28.32%	-1.09%	6.72%	-0.60%[2]
Live Oak Health Sciences Fund	20.66%	2.27%	2.62%	3.08%[3]	1.35%	1.38%
S&P 500 Healthcare Index	13.14%	-2.79%	2.44%	1.39%[3]

*  The Advisor has contractually agreed for a period of 1 year from the date of the prospectus to waive all or a portion of its fee for the Fund (and to reimburse expenses to the extent necessary) in order to limit Fund total operating expenses to 1.25% for White Oak Select Fund, Pin Oak Equity Fund and Rock Oak Core Growth Fund and to 1.35% for Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund.

[1] Since 12/31/2004. [2] Since 12/29/2000. [3] Since 6/29/2001.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

HIGHLIGHTS from the 2010 FISCAL YEAR

October 31, 2009 to October 31, 2010 (Unaudited)

January, 2010	The Wall Street Journal recognizes four Oak Associates Funds.
Category Kings in Large-Cap Growth:
White Oak Select Growth Fund
Category Kings in Multi-Cap Growth:
Pin Oak Equity Fund
Category Kings in Small-Cap Growth:
River Oak Discovery Fund
Category Kings in Healthcare/Biotechnology:
Live Oak Health Sciences Fund
(The Wall Street Journal: “Category Kings in 22 Realms.” January 6, 2010.)

February, 2010	TheStreet.com recognizes the family of Oak Associates Funds
Excerpt: “The ‘Ultra’ fund family leading this (small fund company) group is Oak Associates Funds…’
(TheStreet.com: “Fidelity Tops List of ‘Ultra’ Mutual Funds,” by Kevin Baker. February 5, 2010.)

February, 2010

“Guide to the Top Mutual Funds” names Live Oak Health Sciences on its list of Health Sector Funds. (American Association of Individual Investors, 29th Edition, Volume XXXII, No. 2. “Guide to the Top Mutual Funds.” February, 2010.)

March, 2010	Pin Oak is featured in Investor’s Business Daily’s ‘Mutual Fund Profile.’ (“Pin Oak Aggressive Thins the Herd,” by Dan Moreau. March 10, 2010.)

June, 2010	River Oak Discovery Fund celebrates its 5-year anniversary.

July, 2010	Black Oak Emerging Technology Fund is selected for Charles Schwab’s Mutual Fund OneSource Select List, Schwab’s quarterly list of prescreened, no-load, no-transaction -fee funds.

July, 2010	Live Oak Health Sciences Fund is featured in the Dow Jones Newswires ‘Tip Sheet.’ (“Live Oak Health Fund Finds Value in Neglected Areas,” by Thomas Gryta. July 26, 2010.)

October, 2010	Red Oak Technology Select Fund is featured in the Dow Jones Newswires ‘Tip Sheet.’ (“Red Oak Tech Looks for Underpriced Stocks,” by Jeanette Borzo. October 8, 2010.)

READ MORE AT WWW.OAKFUNDS.COM

Shareholder Letter

November 30, 2010

Dear Fellow Shareholders,

Equity returns for the past fiscal year have been impressive, with major indexes and all of the Oak Associates Funds achieving double digit returns. The performance of equities stands in contrast to the bleak macroeconomic environment, recent political rhetoric, and the media’s focus on negative news. The divergence between a strong equity market and the lackluster economy is a matter of perspective. The stock market is a forward looking discounting mechanism, which values companies on the present value of future cash flows and earnings. Put simply, we believe earnings have been strong and the outlook for companies looks good. Stock prices reflect this, even though backward looking economic data continues to report stagnant economic conditions.

The strong performance of the market and the Oak Associates Funds occurred during a time of significant concern over the global economic recovery. In early 2010, budget problems in Greece produced a sovereign debt crisis and ultimately led to a bailout by Eurozone countries and the International Monetary Fund. Concerns over a wider sovereign debt contagion tested global stock markets throughout the year, adding volatility sporadically. Meanwhile, the leading stock market in China gained just 1% over the fiscal year. As the growth engine for the global economy, weakness in China fueled fears that the global economic recovery was faltering. And while these issues bear watching, we believe the gains achieved by US stocks confirm that underlying economic conditions continue to improve.

The reflation trade remained a popular investment theme during the year. Commodities such as gold, silver, wheat and copper soared as the appetite for hard assets, potential inflation-protection, and natural resources persisted. Inflationary pressures related to soaring commodity prices will be closely followed going forward. For now however, the returns in commodities appear driven by asset allocation decisions and weakness in the US dollar, rather than long-term supply problems. Nevertheless, strength in commodities would be unusual if the global economy were headed for a second recession.

The valuation of stocks remains attractive compared to bonds and commodities. While equity returns for the last ten years have been flat, earnings growth has been strong, resulting in an attractive valuation versus history. Bonds conversely have benefited from a deflationary environment and declining interest rates thanks to government intervention and a strong appetite from investors for yield and certainty. Going forward, it is hard to imagine a situation where bonds would outperform stocks from existing levels. Monetary authorities are unlikely to support artificially low interest rates forever, or they risk creating another potentially disruptive asset bubble. Meanwhile, corporate balance sheets and profitability are strong. The combination of below average historical returns, attractive valuation, and healthy balance sheets bodes well for equity investors going forward, while a stronger economy, potential inflation, higher interest rates and budget deficits threaten government bond returns.

Despite impressive returns over the past two years, stocks remain an overlooked asset class by many investors and institutions. A preference for safety, yield, and lower volatility persists given the turbulence of the past decade. However, the most popular investment categories are often risky. Having experienced the fervor for equities in the late 1990’s and subsequent dot-com collapse, we believe investors willing to embrace high-quality growth stocks while they appear out-of-favor will be well rewarded over time. Year-to-date flows have disproportionately favored fixed income investments. This tends to be a good contrary indicator for equities.

2	1-888-462-5386 | www.oakfunds.com

Shareholder Letter

(Oak Associates continues to focus on long-term investments with strong secular or thematic trends. The fund family is firmly committed to providing best-idea investment portfolios for our clients. Since our firm’s founding 25 years ago, we have held a strong belief in the virtues of concentrated investing. We don’t invest in a sector simply because it exists in an index, and we limit our investments to our best ideas. This produces a low-turnover, high-conviction portfolio for long-term investors. It also avoids a common problem for investors of over-dilution and closet indexing.

During the year, Oak Associates added to its staff and retained ALPS Fund Services as its fund administrator, transfer agency and distribution services provider. There are no plans to add new funds or strategies at this time. The firm and all its employees are committed to diligently serving its clients and are large investors in the firm’s products.

As a portfolio manager of the Oak Associates Funds, I am grateful for the trust you place in us to invest your assets. Thank you for investing alongside us in the Oak Associates Funds.

Best Regards,

Robert Stimpson, CFA

Portfolio Manager

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Funds that emphasize investments in technology or healthcare generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund versus a more broadly diversified portfolio, including greater sensitivity to economic, political, or regulatory developments impacting the sector. Funds that emphasize investments in smaller or mid sized companies may experience greater price volatility.

Annual Report | October 31, 2010	3

White Oak Select Growth Fund

James D. Oelschlager Chief Investment Officer & Portfolio Manager

White Oak Select Growth Fund (the “Fund”) gained 19.47% for the year, while the comparative index, the S&P 500 Index, rose 16.52%, and the Lipper Large-Cap Growth Average increased 17.75%.

The market climbed a wall of worry over the past year. Sluggish employment growth, a large federal budget deficit, the deteriorating fiscal health of many states, increasing government regulation of business, and a European sovereign debt crisis occupied investors’ minds. Despite this, stocks posted healthy gains, as corporate profit growth continued to confound the skeptics. During the downturn, companies cut expenses and pared capital spending, which, now coupled with increasing revenues, has produced strong operating leverage, high margins, and record profits. These profits have boosted cash reserves, which should eventually lead to a pickup in capital spending and hiring.

One of the major stories of the past year is the tidal wave of cash flowing into bond funds. Spooked by the volatility of the stock market and aware of the strong returns of bonds in recent years, investors have pulled money from stock funds and moved into bonds. Strong shifts in public sentiment like this tend to be poorly timed, and we think that unfortunately for those investors, this time will be no different. With bond yields having fallen consistently for nearly three decades, investors have become accustomed to capital appreciation in their fixed-income securities; they have not experienced the erosion of returns that accompanies a rise in yields. If a Treasury bond is yielding 2.50%, it does not take much of a rise in yield (decline in price) to wipe out one’s entire return. With many corporate bonds offering less yield than the dividend on the common shares, and the likelihood of growth of these dividends, it is hard to envision a scenario by which bonds outperform stocks.

Standout performers in the Fund included Salesforce.com, which has built a leading technology platform for business customers to run applications; information technology services company Cognizant, who is taking advantage of the trend toward outsourcing; and Internet commerce giant Amazon.com, which is gaining share in a rapidly growing market.

Laggards included offshore drilling contractor Transocean, which lost business due to the drilling moratorium in the Gulf of Mexico; online brokerage Charles Schwab, who continues to have to waive fees on its money market accounts because short-term interest rates are so low; and financial titan JP Morgan, due to fears about financial regulation. We are encouraged by the fact that the issues at Transocean and Schwab are in all likelihood ephemeral, and that JP Morgan is posting strong results in a tough environment.

The Fund remains fully invested and focused on the sectors that our research has identified as the most appealing, currently technology, energy, consumer discretionary, health care, and financials. Our investment process has produced a concentrated portfolio of quality growth companies that we believe are poised to deliver capital appreciation.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions. Due to the limited number of underlying investments, the Fund is more susceptible to the price movements of any one holding and thus may be more volatile than a more broadly diversified portfolio.

4	1-888-462-5386 | www.oakfunds.com

Performance Update
All data below as of October 31, 2010 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker Symbol	WOGSX	1. Amazon.com, Inc.	6.30%
Share Price	$37.56	2. eBay, Inc.	5.49%
Total Net Assets	$259.2M	3. ACE, Ltd.	5.34%
Portfolio Turnover	14%	4. Google, Inc. - Class A	5.25%
2010 Distributions	None	5. KLA-Tencor Corp.	5.02%
		6. Qualcomm, Inc.	4.88%
Industry Weightings^		7. Baker Hughes, Inc.	4.74%
Information Technology	46.2%	8. Transocean, Ltd.	4.73%
Health Care	19.5%	9. Cognizant Technology Solutions Corp. - Class A	4.67%
Financials	17.0%	10. Broadcom Corp. - Class A	4.61%
Energy	9.5%
Consumer Discretionary	6.3%
Telecommunication Services	1.6%
Short Term Investments	0.1%
^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date
White Oak Select Growth Fund	19.47%	-1.66%	3.69%	-6.89%	7.67%*
S&P 500 Total Return Index[1]	16.52%	-6.49%	1.73%	-0.02%	7.88%*
Lipper Large-Cap Growth Funds Average[2]	17.75%	-5.79%	2.11%	-1.92%	7.32%**
* Since 08/03/1992 ** Since 07/31/1992		Gross Expense Ratio: 1.34%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]Standard& Poor’s is the source and owner of the S&P Index data. See Page 18 for additional disclosure.
[2]LipperInc. is the source and owner of the Lipper Classification data. See Page 18 for additional disclosure.

Annual Report | October 31, 2010	5

Pin Oak Equity Fund

Mark W. Oelschlager, CFA Portfolio Manager	Pin Oak Equity Fund (the “Fund”) rose 17.74% for the year ended October 31, 2010, while the comparative index, the S&P 500 Index, gained 16.52% and the Lipper Multi-Cap Growth Average returned 21.23%.

After the US economy averted disaster in 2009, investors turned their attention in 2010 to whether the recovery would remain on track. An intense focus on, and worries about, the macroeconomic picture led to stock correlations reaching extremely high levels. Frustratingly-low employment growth, a pullback in a few economic indicators, and concerns about a burgeoning European financial crisis combined to drive the market lower in the spring. It is common for people to doubt a recovery in its early stages, as each new cycle brings with it issues that make things feel “different this time.” This understanding, and our research, led us to maintain a cyclical tilt to the portfolio, which paid off as confidence returned in late summer.

With inflation contained, the Federal Reserve has kept interest rates low and is taking other measures to provide liquidity in order to offset the effects of deleveraging. A major goal is to bring down unemployment. The last expansion was labeled a “jobless recovery,” but the jobs eventually came back. While 5% unemployment is a long way off, we expect the jobs to come back this time as well.

Our commitment to the consumer discretionary sector, an unpopular area among market participants, was a big contributor to performance during the year. Shares of Amazon.com, Ann Taylor, Ticketmaster (which was acquired) and Interval Leisure Group all posted healthy gains.

The Fund’s energy holdings, such as Noble Corporation, Hercules Offshore, and Pioneer Drilling, were a drag on returns, as the BP oil spill led to a drilling ban in the Gulf of Mexico.

It astounds us that so many portfolio managers continue to be so short-term focused. This has led them to search for any informational advantage they can find, from advanced knowledge about large trading orders to utilization of “expert networks” to speed trading. The last of these actually involves firms locating their computer servers as close as possible to those of the New York Stock Exchange, so as to minimize the amount of time it takes for trade data to make its way through communication lines. Aside from the shadiness of some of these practices, they also strike us as unwise investing strategies. The paradox of this increasing focus on short-term returns is that it actually provides greater opportunities for our approach – to look for superior businesses trading at attractive prices and to exploit dislocations in the market that occur for transient reasons. We continue to believe that the best way to outperform the market is to employ a long-term, low turnover style.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

6	1-888-462-5386 | www.oakfunds.com

Performance Update
All data below as of October 31, 2010 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker Symbol	POGSX	1. Amdocs,Growth Ltd.	5.38%
Share Price	$26.76	2. BMC Software, Inc.	4.69%
Total Net Assets	$69.8M	3. CIT Group, Inc.	4.53%
Portfolio Turnover	35%	4. The Charles Schwab Corp.	4.52%
2010 Distributions	$0.01/Share	5. Nabors Industries, Ltd.	4.29%
		6. Google, Inc. - Class A	4.21%
Industry Weightings^		7. Fair Isaac Corp.	4.20%
Information Technology	35.1%	8. Noble Corp	4.13%
Consumer Discretionary	22.0%	9. Garmin, Ltd.	3.95%
Energy	16.2%	10. Amazon.com, Inc.	3.95%
Financials	14.1%
Industrials	6.2%
Utilities	3.5%
Health Care	3.4%
Short Term Investments	0.6%
^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date
Pin Oak Equity Fund	17.74%	-0.84%	4.85%	-9.05%	5.76%*
S&P 500 Total Return Index[1]	16.52%	-6.49%	1.73%	-0.02%	7.88%*
Lipper Multi-Cap Growth Funds Average[2]	21.23%	-5.78%	3.14%	-0.52%	8.32%**
* Since 08/03/1992 ** Since 07/31/1992		Gross Expense Ratio: 1.33%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]Standard& Poor’s is the source and owner of the S&P Index data. See Page 18 for additional disclosure.
[2]LipperInc. is the source and owner of the Lipper Classification data. See Page 18 for additional disclosure.

Annual Report | October 31, 2010	7

Rock Oak Core Growth Fund

Robert Stimpson, CFA Portfolio Manager

Rock Oak Core Growth Fund (the “Fund”) rose 22.77% for the fiscal year ending October, 31, 2010. The Fund outperformed the benchmark S&P 500 Index’s gain of 16.52%. Since inception on December 31, 2004, the Fund has returned 2.67% per year compared to the 1.67% gain in the S&P 500.

The fiscal year 2010 saw equities continue the recovery from the sharp 2008 recession. Although the economy and macroeconomic data remained weak throughout the year, equity investors actively sought out companies with strong growth prospects, benefiting many of the stocks owned by the Fund. In periods of lackluster economic growth, investors are willing to pay more for companies capable of achieving growth in challenging environments. While fixed-income and high-yield securities have been popular throughout the year, equities offer a more attractive value that should reward long-term investors. The relative valuation of large-cap growth stocks, in particular, has been attractive.

The year was not without volatility. In early 2010, turmoil in European debt markets rattled global equities. Greece’s budget problems and eventual Eurozone and International Monetary Fund bailout fueled fears of a wider sovereign debt crisis across Europe. The equity market in China lagged other global markets in 2010, fueling fears that the growth engine of the global economy may be faltering. Apart from these temporary periods of volatility, the European debt crisis and speculation in Asia failed to thwart US stocks’ resilient rebound from the 2008 recession.

The Fund’s best performing stock for the 2010 fiscal year was Baidu, China’s largest internet search company, which gained 116%. Earlier in the year, the Fund sold Google after a dispute with the Chinese government and purchased Baidu. Strong exposure to cloud computing also helped the Fund outperform its benchmark. Cloud computing leaders Salesforce.com and F5 Networks gained 104% and 53% respectively. The Fund’s largest position, Cognizant Technology Solutions, rose 69% this year. The technology services company helps corporations save money through IT outsourcing, a value proposition that resonates in difficult economic times.

Going forward, the Rock Oak Fund remains focused on growth investing. Fortunately, the outlook for the US stock market appears attractive. Many of the clouds obscuring the investment outlook throughout 2010 are dissipating. Uncertain issues, such as the outcome of mid-term elections, the size of quantitative easing, direction of interest rates, and potential sovereign debt contagion in Europe, have been resolved. Since the market tends to struggle when uncertainty is high, a clearer investment picture is favorable.

Mutual fund investing involves risk, including the possible loss of principal. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

8	1-888-462-5386 | www.oakfunds.com

Performance Update
All data below as of October 31, 2010 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker Symbol	RCKSX	1. Cognizant Technology Solutions Corp. - Class A	6.02%
Share Price	$11.16	2. Gilead Sciences, Inc.	4.65%
Total Net Assets	$6.7M	3. Ctrip.com International, Ltd. ADR	4.63%
Portfolio Turnover	62%	4. Transocean, Ltd.	4.23%
2010 Distributions	None	5. F5 Networks, Inc.	4.19%
		6. VMware, Inc.	4.08%
Industry Weightings^		7. Baidu, Inc. ADR	4.08%
Information Technology	38.6%	8. Expeditors International of Washington, Inc.	3.73%
Health Care	15.0%	9. Salesforce.com, Inc.	3.70%
Energy	13.7%	10. Weatherford International, Ltd.	3.66%
Consumer Discretionary	9.7%
Industrials	8.3%
Financials	5.7%
Materials	3.8%
Short Term Investments	3.7%
Consumer Staples	1.8%
^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date*
Rock Oak Core Growth Fund	22.77%	-4.64%	2.92%	–	2.67%
S&P 500 Total Return Index[1]	16.52%	-6.49%	1.73%	–	1.67%
Lipper Small-Cap Growth Funds Average[2]	17.75%	-5.79%	2.11%	–	2.26%
* Since 12/31/2004			Gross Expense Ratio: 1.54%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]Standard& Poor’s is the source and owner of the S&P Index data. See Page 18 for additional disclosure.
[2]LipperInc. is the source and owner of the Lipper Classification data. See Page 18 for additional disclosure.

Annual Report | October 31, 2010	9

River Oak Discovery Fund

Robert Stimpson, CFA Portfolio Manager

River Oak Discovery Fund (the “Fund”) rose 17.15% for the fiscal year ending October 31, 2010. The Fund’s performance compares to the benchmark Russell 2000 Growth Index’s gain of 28.67%. Since inception on June 30, 2005, the Fund has returned 5.37% annually. Over the same time period, the Russell 2000 Growth Index has risen 4.20% per year.

Small-capitalization stocks rose in fiscal year 2010 as investors increased exposure to growth and higher risk asset classes. Following a gain of 65% in 2009, the Fund expected macroeconomic uncertainty to weigh on stock prices in 2010. Due to concerns over the economy, the negative political rhetoric that accompanies midterm elections and potential inflationary monetary stimulus, the Fund took a more defensive stance and was surprised by the strength in equities. To weather the environment, the Fund held more cash than usual and favored less volatile holdings with stable growth profiles. Unfortunately, stocks discounted many of these issues and continued to rally, thereby causing the Fund to underperform its benchmark.

The global macroeconomic environment was not without its challenges in 2010. A sovereign debt crisis in Europe developed after Greece revealed budget problems that ultimately led to a Eurozone and International Monetary Fund bailout. Additional fears over a property bubble in China also distressed market participants and prompted the Chinese government to raise interest rates and institute policies to cool speculation. Thanks to the domestic focus of small-cap stocks, neither the credit crisis in Europe nor the property bubble fears in Asia could thwart the group’s advance.

The Fund’s best performing stock this fiscal year was Chipotle Mexican Grill, a quick casual restaurant, which rose 111%. New restaurant concepts tend to do well while same-store square footage is expanding. Since going public in 2006, the stock has continued to expand and rebounded strongly from the 2008 recession. The company has since been sold after the stock graduated from the small-cap classification into mid-cap. Mercadolibre, a Latin American online retailer, was the Fund’s largest position for much of the year. The company gained 84% during the fiscal year and remains a top holding as a pure play on robust economic growth and ecommerce penetration in Latin America.

During the third quarter of 2010, the Fund established a more offensive posture. Looking into 2011, much of the uncertainty hanging over the market should dissipate. The November 2010 elections are now complete, quantitative easing initiatives are announced, the fate of Bush-era tax cuts should be decided soon, President Obama is likely to follow more bipartisan policies, and reluctant job growth should abate. This bodes well for investors in 2011 as equities remain an overlooked asset class that is trading at very attractive relative valuation compared to bonds.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in smaller companies generally will experience greater price volatility.

10	1-888-462-5386 | www.oakfunds.com

Performance Update
All data below as of October 31, 2010 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker Symbol	RIVSX	1. MercadoLibre, Inc.	4.86%
Share Price	$12.84	2. B&G Foods, Inc.	4.74%
Total Net Assets	$9.1M	3. Fortinet, Inc.	3.95%
Portfolio Turnover	56%	4. CARBO Ceramics, Inc.	3.86%
2010 Distributions	None	5. Oceaneering International, Inc.	3.80%
		6. Dril-Quip, Inc.	3.48%
Industry Weightings^		8. American Science & Engineering, Inc.	3.45%
Information Technology	36.9%	8. American Science & Engineering, Inc.	3.43%
Energy	13.3%	9. NetEase.com, Inc. ADR	3.39%
Industrials	12.9%	10. EMCOR Group, Inc.	3.37%
Consumer Discretionary	10.4%
Consumer Staples	8.2%
Materials	6.8%
Short Term Investments	6.2%
Health Care	3.3%
Financials	1.5%

^ Percentages are based on net assets. Holdings are subject to change.
Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date*
River Oak Discovery Fund	17.15%	-3.69%	5.54%	–	5.37%
Russell 2000 Growth Index[1]	28.67%	-3.81%	4.00%	–	4.20%
Lipper Small-Cap Growth Funds Average[2]	27.70%	-5.42%	3.10%	–	3.42%
* Since 06/30/2005			Gross Expense Ratio: 1.57%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]RussellInvestments is the source and owner of the Russell Index data. See Page 18 for additional disclosure.
[2]LipperInc. is the source and owner of the Lipper Classification data. See Page 18 for additional disclosure.

Annual Report | October 31, 2010	11

Red Oak Technology Select Fund

Mark W. Oelschlager, CFA Portfolio Manager

Red Oak Technology Fund (the “Fund”) returned 23.15% for the year ended October 31, 2010, while the comparative index, the NASDAQ 100 Index, which includes holdings within sectors beyond just technology, gained 28.32%, and the Lipper Science and Technology Average rose 27.01%.

Technology stocks posted a second consecutive fiscal year of strong performance, as the economic recovery continued, albeit slowly, and company profits surprised on the upside. Many of the Fund’s holdings serve international markets and benefited from the strength of emerging market economies. But the benefit of these markets goes beyond the incremental demand. Tech companies have increasingly outsourced manufacturing operations abroad, which has kept costs low and margins high, allowing them to keep prices low and remain competitive. These dynamics serve to keep products such as big-screen televisions, iPhones, Kindles, and personal navigation devices affordable to the masses, which expands companies’ markets.

The Fund is invested in several different areas within tech, and this diversification aided performance as the big gainers came from different industries. Akamai Technologies benefited from increased demand for its products, which speed the delivery of content over the Internet. Apple maintained impressive sales growth with established devices such as the iPod and iPhone, as well as with a successful launch of the iPad tablet computer. Semiconductor company Broadcom saw strong demand for its chips, which sit at the intersection of computing and communications.

Laggards included online jeweler Blue Nile, which reported slowing growth; disk drive maker Western Digital, as investors remained concerned about pricing power; and information security provider Symantec, which experienced sluggishness in its enterprise business.

We continue to look for companies that offer both a good fundamental outlook and an attractive valuation. Despite the good run in the share prices of tech companies, the sector still offers an abundance of reasonably priced opportunities. Free cash flow is strong, and the secular drivers of growth in information technology remain intact. Cyclical factors look encouraging as well. After the deep cuts in capital spending by corporate America during the downturn, we expect capex to bounce back in 2011, which should help technology companies.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in technology generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund, including greater sensitivity to economic, political, or regulatory developments impacting the sector.

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Performance Update
All data below as of October 31, 2010 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker Symbol	ROGSX	1. Accenture PLC - Class A	5.28%
Share Price	$8.67	2. Check Point Software Technologies, Ltd.	5.23%
Total Net Assets	$65.4M	3. International Business Machines Corp.	5.03%
Portfolio Turnover	28%	4. Google, Inc. - Class A	4.97%
2010 Distributions	None	5. Amazon.com, Inc.	4.72%
		6. eBay, Inc.	4.19%
Industry Weightings^		7. Western Digital Corp.	4.19%
Information Technology	86.1%	8. CA, Inc.	3.97%
Consumer Discretionary	5.8%	9. Synopsys, Inc.	3.91%
Industrials	3.6%	10. Computer Sciences Corp.	3.90%
Repurchase Agreements	2.4%
Telecommunication Services	2.4%
^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.
	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date*
Red Oak Technology Select Fund	23.15%	-0.31%	5.77%	-12.73%	-1.20%
NASDAQ 100 Index[1]	28.32%	-1.09%	6.72%	-3.89%	1.57%
Lipper Science & Technology Average[2]	27.01%	-2.90%	5.11%	-5.70%	2.16%
* Since 12/31/1998			Gross Expense Ratio: 1.53%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

1NASDAQis the source and owner of the NASDAQ Index data. See Page 18 for additional disclosure.
[2]LipperInc. is the source and owner of the Lipper Classification data. See Page 18 for additional disclosure.

Annual Report | October 31, 2010	13

Black Oak Emerging Technology Fund

Robert Stimpson, CFA Portfolio Manager	Black Oak Emerging Technology Fund (the “Fund”) gained 34.25% during the fiscal year ending October 31, 2010. The NASDAQ 100 Index rose 28.32% during the same period.

The Fund performed well as investors embraced higher risk asset classes throughout the year and increased their exposure to growth sectors. Technology stocks had a very strong year in 2009, despite the bleak economic situation, catching many investors and institutions underweight the sector. At the depths of the 2008 recession, the technology sector offered strong balance sheets, high profit margins and attractive valuations. These characteristics propelled both the sector and the Fund higher in 2009, which has also attracted investors back into the sector in 2010. Strong exposure to cloud computing and leading international technology companies also helped the Fund outperform the Nasdaq Composite index.

The technology sector achieved solid gains despite intermittent periods of volatility and risk aversion. In early 2010, Greece’s internal financial problems infected global credit markets, causing turmoil in equities and renewing risk aversion. However, the problems in European credit markets have little effect on the underlying operations of most of the Funds holding. The Fund weathered the situation well by focusing on higher quality and larger companies. During the year, valuation multiples on growth stocks also expanded as investors bid up companies achieving solid growth in the stagnant economic environment.

The Fund’s best performing stock this fiscal year was F5 Networks, an internet traffic and applications management equipment provider, which gained 128%. F5 Network’s equipment becomes more important as video and other bandwidth-intensive applications proliferate. Cognizant Technology Solutions, the largest holding in the Fund, also propelled returns. The technology-services company gained 68% as its value proposition of helping corporations save money through outsourcing resonated in the difficult economic conditions.

Going forward, the Fund will continue to seek emerging technology companies with solid earnings prospects that are trading at attractive valuations. The Fund’s exposure to companies that are attractive acquisition candidates may increase. Strong earnings within the technology sector over the last two years have resulted in increased cash balances at larger technology companies. This cash is likely to be redeployed in several ways, including more strategic acquisitions. With bond yields and Gross Domestic Product growth prospects low, it is more accretive to repurchase shares and acquire potential competitors. The merger and acquisition activity has already increased and is likely to continue.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in technology generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund with a limited number of holdings versus a more broadly diversified portfolio, including greater sensitivity to economic, political, or regulatory developments impacting the sector. Funds that emphasize investments in smaller or mid sized companies may experience greater price volatility.

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Performance Update
All data below as of October 31, 2010 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker Symbol	BOGSX	1. Cognizant Technology Solutions Corp. - Class A	5.94%
Share Price	$2.94	2. Apple, Inc.	5.09%
Total Net Assets	$43.7M	3. Illumina, Inc.	4.92%
Portfolio Turnover	99%	4. Red Hat, Inc.	4.85%
2010 Distributions	None	5. Citrix Systems, Inc.	4.76%
		6. Salesforce.com, Inc.	4.65%
Industry Weightings^		7. Sohu.com, Inc.	4.64%
Information Technology	67.0%	8. Broadcom Corp. - Class A	3.75%
Repurchase Agreements	13.8%	9. Ctrip.com International, Ltd. ADR	3.67%
Health Care	7.3%	10. American Science & Engineering, Inc.	3.64%
Industrials	6.9%
Consumer Discretionary	5.8%
Materials	2.1%

^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date*
Black Oak Emerging Technology Fund	34.25%	0.00%	7.48%	–	-11.70%*
NASDAQ 100 Index[1]	28.32%	-1.09%	6.72%	–	-0.60%*
Lipper Global Science & Technology Average[2]	27.61%	-1.30%	7.83%	–	-0.16%**
* Since 12/29/2000 **Since 12/31/2000		Gross Expense Ratio: 1.55%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

1NASDAQis the source and owner of the NASDAQ Index data. See Page 18 for additional disclosure.
[2]LipperInc. is the source and owner of the Lipper Classification data. See Page 18 for additional disclosure.

Annual Report | October 31, 2010	15

Live Oak Health Sciences Fund

Mark W. Oelschlager, CFA Portfolio Manager

Live Oak Health Sciences Fund (the “Fund”) rose 20.66% for the year ended October 31, 2010, while the comparative index, the S&P 500 Health Care Index, gained 13.14%, and the Lipper Health & Biotechnology Average returned 18.25%.

Health care reform took center stage during the past year. In January, reform suffered what appeared to be a death knell when Republican Scott Brown defeated Democrat Martha Coakley in a special election in Massachusetts. Brown’s victory robbed the Democrats of a filibuster-proof majority in the Senate and illustrated the lack of popularity of a health care overhaul with the public. Despite these developments, President Obama and the Democrats managed just two months later to pass reform into law.

The major elements of the bill include subsidies for low-income earners to purchase insurance, individual and employer coverage mandates, controls on managed care companies, cuts to Medicare Advantage and providers, and taxes on personal income and various industries. Despite what we know about the bill, there is still a fair amount of uncertainty about the long-term ramifications. This is because there are so many changes – both positive and negative – and in some cases it is not clear how the rules will be implemented and how such a complex system will react.

Some of the apparent winners under this reform are those that benefit from increasing usage of health care but are not directly affected by the legislation, such as drug distribution companies. Others, such as pharmaceutical companies and managed care organizations, should benefit from increased business, but will also have to deal with increased taxes and other regulation.

For the past year, strong performers in the portfolio included generic pharmaceutical company Par Pharmaceutical, drug distributor AmerisourceBergen, and biotech company Biogen IDEC.

Laggards included institutional pharmacy Pharmerica and medical device companies Boston Scientific and Medtronic.

An interesting development in recent quarters is the decline in demand in some segments of health care. While the sector has always been considered to be relatively insulated from economic weakness, the slow rate of employment growth appears to have affected business more than what is seen in a typical downturn. We expect this to lead to pent-up demand in certain areas, such as medical devices, and that at some point people will elect to have procedures done after having postponed them.

Mutual fund investing involves risk, including the possible loss of principal. Funds that emphasize investments in technology generally will experience greater price volatility. There are additional risks associated with investing in a single-sector fund versus a more broadly diversified portfolio, including greater sensitivity to economic, political, or regulatory developments impacting the sector.

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Performance Update
All data below as of October 31, 2010 (Unaudited)

Fund Data		Top 10 Holdings^
Ticker Symbol	LOGSX	1. AmerisourceBergen Corp.	6.28%
Share Price	$12.84	2. Novartis AG ADR	5.50%
Total Net Assets	$19.6M	3. Sanofi-Aventis ADR	5.18%
Portfolio Turnover	22%	4. Biogen Idec, Inc.	4.99%
2010 Distributions	$0.40/Share	5. GlaxoSmithKline PLC ADR	4.94%
		6. Waters Corp.	4.92%
Industry Weightings^		7. Amgen, Inc.	4.90%
Pharmaceuticals	44.3%	8. King Pharmaceuticals, Inc.	4.41%
Health Care Providers & Services	28.1%	9. AstraZeneca PLC ADR	4.33%
Biotechnology	12.6%	10. Johnson & Johnson	4.26%
Life Sciences Tools & Services	7.3%
Health Care Equipment & Supplies	6.7%
Short Term Investments	1.0%

^ Percentages are based on net assets. Holdings are subject to change.

Growth of $10,000 Chart

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years (or for the life of the Fund if shorter). Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers are in effect; if they had not been in effect, performance would have been lower.

	Average Annual Total Return
	1 Year Return	3 Year Return	5 year Return	10 year Return	Inception to Date
Live Oak Health Sciences Fund	20.66%	2.27%	2.62%	–	3.08%*
S&P 500 Healthcare Index[1]	13.14%	-2.79%	2.44%	–	1.39%*
Lipper Health & Biotechnology Average[2]	18.25%	-1.35%	3.09%	–	2.68%**
* Since 06/29/2001 ** Since 06/30/2001			Gross Expense Ratio: 1.38%

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please visit www.oakfunds.com or call 1-888-462-5386.

[1]Standard& Poor’s is the source and owner of the S&P Index data. See Page 18 for additional disclosure.
[2]LipperInc. is the source and owner of the Lipper Classification data. See Page 18 for additional disclosure.

Annual Report | October 31, 2010	17

Important Disclosures

As of October 31, 2010 (Unaudited)

Index Definitions and Disclosures

All indices are unmanaged and index performance figures include reinvestment of dividends but do not reflect any fees, expenses or taxes. Investors cannot invest directly in an index.

NASDAQ 100 Index – The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization.

Russell 2000 Growth Index – The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500 Healthcare Index – Is a capitalization-weighted index that encompasses two main industry groups. The first includes companies who manufacture health care equipment and supplies or provide health care related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The second group consists of companies primarily involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

S&P 500 Index – The S&P 500 Index is a commonly recognized, market capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance

Lipper Global Science & Technology Funds – Funds that invest primarily in the equity securities of domestic and foreign companies engaged in science and technology.

Lipper Health/Biotechnology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in healthcare, medicine, and biotechnology.

Lipper Large-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Multi-Cap Growth Funds – Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index.

Lipper Science & Technology Funds – Funds that invest primarily in the equity securities of domestic companies engaged in science and technology.

Lipper Small-Cap Growth Funds – Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P Small-Cap 600 Index.

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Important Disclosures
As of October 31, 2010 (Unaudited)

Lipper – A Thomson Reuters Company is the source and owner of the Lipper Classification data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Lipper Inc. is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

NASDAQ is the source and owner of the NASDAQ Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. NASDAQ is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

Russell Investments is the source and owner of the Russell Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Russell Investments is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

Standard & Poor’s is the source and owner of the S&P Index data contained in this material and all trademarks and copyrights related thereto. Any further dissemination or redistribution is strictly prohibited. Standard & Poor’s is not responsible for the formatting or configuration of this material or for any inaccuracy in Oak Associates Funds presentation thereof.

Annual Report | October 31, 2010	19

Disclosure of Fund Expenses
As of October 31, 2010 (Unaudited)

All mutual funds have operating expenses. As a shareholder of a fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the fund’s average net assets; this percentage is known as the fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period”.

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

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Disclosure of Fund Expenses
As of October 31, 2010 (Unaudited)

	Beginning Account Value 05/01/10	Ending Account Value 10/31/10	Annualized Expense Ratio	Expenses Paid During the Period(a)
White Oak Select Growth Fund
Actual Return	$ 1,000.00	$ 1,059.50	1.25%	$ 6.49
Hypothetical 5% Return	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Pin Oak Equity Fund
Actual Return	$ 1,000.00	$ 991.80	1.25%	$ 6.28
Hypothetical 5% Return	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
Rock Oak Core Growth Fund
Actual Return	$ 1,000.00	$ 1,078.30	1.25%	$ 6.55
Hypothetical 5% Return	$ 1,000.00	$ 1,018.90	1.25%	$ 6.36
River Oak Discovery Fund
Actual Return	$ 1,000.00	$ 1,027.20	1.35%	$ 6.90
Hypothetical 5% Return	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87
Red Oak Technology Select Fund
Actual Return	$ 1,000.00	$ 1,044.60	1.35%	$ 6.96
Hypothetical 5% Return	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87
Black Oak Emerging Technology Fund
Actual Return	$ 1,000.00	$ 1,113.60	1.35%	$ 7.19
Hypothetical 5% Return	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87
Live Oak Health Sciences Fund
Actual Return	$ 1,000.00	$ 1,034.60	1.35%	$ 6.92
Hypothetical 5% Return	$ 1,000.00	$ 1,018.40	1.35%	$ 6.87

(a)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report | October 31, 2010	21

Schedules of Investments	White Oak Select Growth Fund
As of October 31, 2010

Security Description	Shares	Value
COMMON STOCKS (100.1%)
CONSUMER DISCRETIONARY (6.3%)
Internet & Catalog Retail (6.3%)
Amazon.com, Inc.(a)	98,800	$16,315,832

ENERGY (9.5%)
Energy Equipment & Services (9.5%)
Baker Hughes, Inc.	265,400	12,295,982
Transocean, Ltd.(a)	193,500	12,260,160

		24,556,142

FINANCIALS (17.0%)
Capital Markets (3.8%)
The Charles Schwab Corp.	640,000	9,856,000

Commercial Banks (4.4%)
CIT Group, Inc.(a)	265,000	11,482,450

Diversified Financial Services (3.4%)
JPMorgan Chase & Co.	235,000	8,843,050

Insurance (5.4%)
ACE, Ltd.	233,000	13,844,860

HEALTH CARE (19.5%)
Biotechnology (4.3%)
Amgen, Inc.(a)	196,500	11,237,835

Health Care Equipment & Supplies (4.2%)
Stryker Corp.	218,000	10,788,820

Health Care Providers & Services (6.7%)
Express Scripts, Inc.(a)	130,000	6,307,600
UnitedHealth Group, Inc.	307,300	11,078,165

		17,385,765

Pharmaceuticals (4.3%)
Teva Pharmaceutical Industries, Ltd. ADR	215,000	11,158,500

INFORMATION TECHNOLOGY (46.2%)
Communications Equipment (9.0%)
Cisco Systems, Inc.(a)	465,000	10,615,950
Qualcomm, Inc.	280,000	12,636,400

		23,252,350

Computers & Peripherals (4.4%)
International Business Machines Corp.	80,000	11,488,000

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White Oak Select Growth Fund	Schedules of Investments
As of October 31, 2010

Security Description	Shares	Value

Internet Software & Services (14.0%)
eBay, Inc.(a)	477,000	$ 14,219,370
Google, Inc. - Class A(a)	22,200	13,608,378
Yahoo!, Inc.(a)	510,000	8,420,100

		36,247,848

IT Services (4.7%)
Cognizant Technology Solutions Corp. - Class A(a)	185,500	12,092,745

Semiconductors & Semiconductor Equipment (9.6%)
Broadcom Corp. - Class A	293,000	11,936,820
KLA-Tencor Corp.	364,000	13,002,080

		24,938,900

Software (4.5%)
Salesforce.com, Inc.(a)	101,100	11,734,677

TELECOMMUNICATION SERVICES (1.6%)
Wireless Telecommunication Services (1.6%)
Sprint Nextel Corp.(a)	1,015,000	4,181,800

TOTAL COMMON STOCKS
(Cost $185,674,042)		259,405,574

SHORT TERM INVESTMENTS (0.1%)
Fidelity Institutional Money Market
Government Portfolio - Class I (7 day yield 0.052%)	248,554	248,554

TOTAL SHORT TERM INVESTMENTS
(Cost $248,554)		248,554

TOTAL INVESTMENTS - (100.2%)
(Cost $185,922,596)		$ 259,654,128

Liabilities in Excess of Other Assets - (-0.2%)		(469,642)

NET ASSETS - (100.0%)		$ 259,184,486

(a)Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt

Ltd. - Limited

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2010	23

Schedules of Investments	Pin Oak Equity Fund
As of October 31, 2010

Security Description	Shares	Value
COMMON STOCKS (100.5%)
CONSUMER DISCRETIONARY (22.0%)
Hotels, Restaurants & Leisure (3.2%)
Interval Leisure Group, Inc.(a)	155,122	$2,226,000

Household Durables (3.9%)
Garmin, Ltd.	84,000	2,758,560

Internet & Catalog Retail (5.8%)
Amazon.com, Inc.(a)	16,700	2,757,838
Blue Nile, Inc.(a)	30,118	1,283,027

		4,040,865

Media (7.2%)
DISH Network Corp. - Class A	135,300	2,687,058
Gannett Co., Inc.	104,000	1,232,400
Live Nation Entertainment, Inc.(a)	116,000	1,100,840

		5,020,298

Specialty Retail (1.9%)
Ann Taylor Stores Corp.(a)	28,700	668,710
The Pep Boys-Manny, Moe & Jack	57,900	676,851

		1,345,561

ENERGY (16.2%)
Energy Equipment & Services (14.6%)
Ensco PLC ADR	46,500	2,154,810
Hercules Offshore, Inc.(a)	254,000	599,440
Nabors Industries, Ltd.(a)	143,300	2,994,970
Noble Corp.	83,632	2,887,813
Pioneer Drilling Co.(a)	251,022	1,546,295

		10,183,328

Oil, Gas & Consumable Fuels (1.6%)
The Williams Cos., Inc.	51,500	1,108,280

FINANCIALS (14.1%)
Banks (1.4%)
SunTrust Banks, Inc.	39,000	975,780

Capital Markets (6.0%)
The Charles Schwab Corp.	205,000	3,157,000
Morgan Stanley	42,000	1,044,540

		4,201,540

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Pin Oak Equity Fund	Schedules of Investments
As of October 31, 2010

Security Description	Shares	Value

Commercial Banks (6.5%)
CIT Group, Inc.(a)	73,000	$3,163,090
International Bancshares Corp.	79,000	1,353,270

		4,516,360

Insurance (0.2%)
The Travelers Cos., Inc.	2,800	154,560

HEALTH CARE (3.4%)
Biotechnology (3.4%)
Biogen Idec, Inc.(a)	37,200	2,332,812

INDUSTRIALS (6.2%)
Aerospace & Defense (1.5%)
Lockheed Martin Corp.	15,000	1,069,350

Construction & Engineering (4.7%)
KBR, Inc.	24,700	627,380
The Shaw Group, Inc.(a)	85,400	2,609,824

		3,237,204

INFORMATION TECHNOLOGY (35.1%)
Internet Software & Services (9.5%)
eBay, Inc.(a)	72,500	2,161,225
Google, Inc. - Class A(a)	4,800	2,942,352
IAC/InterActive Corp.(a)	55,756	1,555,593

		6,659,170

IT Services (10.4%)
Amdocs, Ltd.(a)	122,572	3,760,509
Paychex, Inc.	49,949	1,383,587
The Western Union Co.	119,000	2,094,400

		7,238,496

Semiconductors & Semiconductor Equipment (4.2%)
KLA-Tencor Corp.	13,700	489,364
Xilinx, Inc.	91,000	2,439,710

		2,929,074

Software (11.0%)
BMC Software, Inc.(a)	72,000	3,273,120
Fair Isaac Corp.	122,022	2,933,409
Microsoft Corp.	55,000	1,465,200

		7,671,729

Annual Report | October 31, 2010	25

Schedules of Investments	Pin Oak Equity Fund
As of October 31, 2010

Security Description	Shares	Value

UTILITIES (3.5%)
Electric Utilities (3.5%)
Edison International	67,000	$ 2,472,300

TOTAL COMMON STOCKS
(Cost $54,316,731)		70,141,267

SHORT TERM INVESTMENTS (0.6%)
Fidelity Institutional Money Market Government Portfolio - Class I (7 day yield 0.052%)	447,653	447,653

TOTAL SHORT TERM INVESTMENTS
(Cost $447,653)		447,653

TOTAL INVESTMENTS - (101.1%)
(Cost $54,764,384)		$ 70,588,920

Liabilities in Excess of Other Assets - (-1.1%)		(743,944)

NET ASSETS - (100.0%)		$ 69,844,976

(a) Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt

Ltd. - Limited

PLC - Public Limited Company

The accompanying notes are an integral part of the financial statements.

26	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	Schedules of Investments
As of October 31, 2010

Security Description	Shares	Value

COMMON STOCKS (96.6%)
CONSUMER DISCRETIONARY (9.7%)
Hotels, Restaurants & Leisure (8.0%)
Ctrip.com International, Ltd. ADR(a)	6,000	$ 312,420
Wynn Resorts, Ltd.	2,100	225,057

		537,477

Media (1.7%)
DISH Network Corp. - Class A	5,900	117,174

CONSUMER STAPLES (1.8%)
Food & Staples Retailing (1.8%)
Whole Foods Market, Inc.(a)	3,100	123,225

ENERGY (13.7%)
Energy Equipment & Services (13.7%)
National Oilwell Varco, Inc.	3,800	204,288
Noble Corp.	5,500	189,915
Transocean, Ltd.(a)	4,500	285,120
Weatherford International, Ltd.(a)	14,700	247,107

		926,430

FINANCIALS (5.7%)
Capital Markets (1.8%)
Legg Mason, Inc.	4,000	124,120

Consumer Finance (0.9%)
American Express Co.	1,400	58,044

Diversified Financial Services (3.0%)
CME Group, Inc.	700	202,755

HEALTH CARE (15.0%)
Biotechnology (5.7%)
Genzyme Corp.(a)	950	68,523
Gilead Sciences, Inc.(a)	7,900	313,393

		381,916

Health Care Equipment & Supplies (2.1%)
Baxter International, Inc.	2,800	142,520

Health Care Providers & Services (5.0%)
AmerisourceBergen Corp.	4,000	131,280
Express Scripts, Inc.(a)	1,350	65,502
McKesson Corp.	2,100	138,558

		335,340

Annual Report | October 31, 2010	27

Schedules of Investments	Rock Oak Core Growth Fund
As of October 31, 2010

Security Description	Shares	Value

Health Care Technology (2.2%)
Cerner Corp.(a)	1,700	$ 149,311

INDUSTRIALS (8.3%)
Aerospace & Defense (2.3%)
ITT Corp.	3,300	155,727

Air Freight & Logistics (3.7%)
Expeditors International Of Washington, Inc.	5,100	251,736

Construction & Engineering (2.1%)
Jacobs Engineering Group, Inc.(a)	3,700	142,857

Electrical Equipment (0.2%)
Rockwell Automation, Inc.	200	12,474

INFORMATION TECHNOLOGY (38.6%)
Communications Equipment (8.9%)
F5 Networks, Inc.(a)	2,400	282,480
Juniper Networks, Inc.(a)	5,575	180,574
Qualcomm, Inc.	3,100	139,903

		602,957

Electronic Equipment & Instruments (1.7%)
Dolby Laboratories, Inc. - Class A(a)	1,850	114,108

Internet Software & Services (7.6%)
Baidu, Inc. ADR(a)	2,500	275,025
eBay, Inc.(a)	5,500	163,955
Yahoo!, Inc.(a)	4,400	72,644

		511,624

IT Services (9.0%)
Cognizant Technology Solutions Corp. - Class A(a)	6,225	405,808
Mastercard, Inc. - Class A	825	198,049

		603,857

Semiconductors & Semiconductor Equipment (3.6%)
Broadcom Corp. - Class A	6,000	244,440

Software (7.8%)
Salesforce.com, Inc.(a)	2,150	249,551
VMware, Inc. - Class A(a)	3,600	275,256

		524,807

28	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	Schedules of Investments
As of October 31, 2010

Security Description	Shares	Value

MATERIALS (3.8%)
Chemicals (3.2%)
Sociedad Quimica y Minera de Chile SA ADR	4,075	$ 211,085

Metals & Mining (0.6%)
Nucor Corp.	1,100	42,042

TOTAL COMMON STOCKS
(Cost $5,058,056)		6,516,026

SHORT TERM INVESTMENTS (3.7%)
Fidelity Institutional Money Market
Government Portfolio - Class I (7 day yield 0.052%)	246,206	246,206

TOTAL SHORT TERM INVESTMENTS
(Cost $246,206)		246,206

TOTAL INVESTMENTS - (100.3%)
(Cost $5,304,262)		$ 6,762,232

Liabilities in Excess of Other Assets - (-0.3%)		(18,409)

NET ASSETS - (100.0%)		$ 6,743,823

(a) Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited

SA - Generally designates corporations in various countries, mostly those employing the civil law.

The accompanying notes are an integral part of the financial statements.

Annual Report | October 31, 2010	29

Schedules of Investments	River Oak Discovery Fund
As of October 31, 2010

Security Description	Shares	Value
COMMON STOCKS (93.3%)
CONSUMER DISCRETIONARY (10.4%)
Diversified Consumer Services (3.3%)
Coinstar, Inc.(a)	5,300	$ 305,174

Hotels, Restaurants & Leisure (3.0%)
WMS Industries, Inc.(a)	6,200	270,506

Media (2.1%)
Morningstar, Inc.(a)	3,900	190,398

Textiles, Apparel & Luxury Goods (2.0%)
Carter’s, Inc.(a)	7,400	184,260

CONSUMER STAPLES (8.2%)
Beverages (3.5%)
The Boston Beer Co., Inc. - Class A(a)	4,400	314,996

Food Products (4.7%)
B&G Foods, Inc.	35,325	432,731

ENERGY (13.3%)
Energy Equipment & Services (11.2%)
CARBO Ceramics, Inc.	4,200	351,834
Dril-Quip, Inc.(a)	4,600	317,860
Oceaneering International, Inc.(a)	5,600	346,472

		1,016,166

Oil, Gas & Consumable Fuels (2.1%)
USEC, Inc.(a)	36,000	193,320

FINANCIALS (1.5%)
Capital Markets (1.5%)
Janus Capital Group, Inc.	13,200	139,392

HEALTH CARE (3.3%)
Biotechnology (3.3%)
Cubist Pharmaceuticals, Inc.(a)	12,850	299,148

INDUSTRIALS (12.9%)
Aerospace & Defense (3.8%)
American Science & Engineering, Inc.	3,800	312,930
Orbital Sciences Corp.(a)	2,000	32,480

		345,410

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River Oak Discovery Fund	Schedules of Investments
As of October 31, 2010

Security Description	Shares	Value

Commercial Services & Supplies (4.6%)
EnergySolutions, Inc.	24,900	$ 116,781
EnerNOC, Inc.(a)	10,100	303,707

		420,488

Construction & Engineering (3.4%)
EMCOR Group, Inc.(a)	11,900	307,615

Industrial Conglomerates (1.1%)
Raven Industries, Inc.	2,500	102,800

INFORMATION TECHNOLOGY (36.9%)
Communications Equipment (1.9%)
Viasat, Inc.(a)	4,100	168,797

Electronic Equipment & Instruments (3.0%)
Itron, Inc.(a)	4,500	273,465

Internet Software & Services (8.2%)
MercadoLibre, Inc.(a)	6,700	443,071
NetEase.com, Inc. ADR(a)	7,400	309,320

		752,391

IT Services (1.6%)
Patni Computer Systems, Ltd. ADR	6,900	144,072

Semiconductors & Semiconductor (8.8%)
Cavium Networks, Inc.(a)	9,300	296,391
Evergreen Solar, Inc.(a)	23,900	22,227
Varian Semiconductor Equipment Associates, Inc.(a)	5,850	191,120
Veeco Instruments, Inc.(a)	7,100	297,135

		806,873

Software (13.4%)
AsiaInfo-Linkage, Inc.(a)	10,200	226,644
Factset Research Systems, Inc.	3,400	298,452
Fortinet, Inc.(a)	12,000	360,000
Longtop Financial Technologies, Ltd. ADR(a)	7,300	265,282
Verint Systems, Inc.(a)	2,200	72,402

		1,222,780

MATERIALS (6.8%)
Containers & Packaging (2.8%)
Greif, Inc. - Class A	4,400	258,456

Annual Report | October 31, 2010	31

Schedules of Investments	River Oak Discovery Fund
As of October 31, 2010

Security Description	Shares	Value

Metals & Mining (4.0%)
Lynas Corp., Ltd. ADR(a)	10,000	$ 147,000
Molycorp, Inc.(a)	6,200	219,480

		366,480

TOTAL COMMON STOCKS (Cost $6,896,320)		8,515,718

SHORT TERM INVESTMENTS (6.2%)
Fidelity Institutional Money Market
Government Portfolio - Class I (7 day yield 0.052%)	561,765	561,765

TOTAL SHORT TERM INVESTMENTS (Cost $561,765)		561,765

TOTAL INVESTMENTS - (99.5%) (Cost $7,458,085)		$ 9,077,483

Other assets and liabilities, net - (0.5%)		47,069

NET ASSETS - (100.0%)		$ 9,124,552

(a) Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited

The accompanying notes are an integral part of the financial statements.

32	1-888-462-5386 | www.oakfunds.com

Red Oak Technology Select Fund	Schedules of Investments
As of October 31, 2010

Security Description	Shares	Value
COMMON STOCKS (97.9%)
CONSUMER DISCRETIONARY (5.8%)
Internet & Catalog Retail (5.8%)
Amazon.com, Inc.(a)	18,700	$ 3,088,118
Blue Nile, Inc.(a)	17,206	732,975

		3,821,093

INDUSTRIALS (3.6%)
Aerospace & Defense (3.6%)
Northrop Grumman Corp.	37,000	2,338,770

INFORMATION TECHNOLOGY (86.1%)
Communications Equipment (0.5%)
Cisco Systems, Inc.(a)	13,000	296,790

Computers & Peripherals (21.0%)
Apple, Inc.(a)	5,200	1,564,524
EMC Corp.(a)	70,000	1,470,700
International Business Machines Corp.	22,900	3,288,440
Lexmark International, Inc. - Class A(a)	64,000	2,433,920
Seagate Technology PLC(a)	154,000	2,256,100
Western Digital Corp.(a)	85,500	2,737,710

		13,751,394

Internet Software & Services (15.3%)
Akamai Technologies, Inc.(a)	20,700	1,069,569
eBay, Inc.(a)	92,000	2,742,520
Google, Inc. - Class A(a)	5,300	3,248,847
IAC/InterActive Corp.(a)	71,000	1,980,900
Yahoo!, Inc.(a)	58,100	959,231

		10,001,067

IT Services (9.2%)
Accenture PLC - Class A	77,200	3,451,612
Computer Sciences Corp.	52,000	2,550,600

		6,002,212

Semiconductors & Semiconductor Equipment (23.3%)
Broadcom Corp. - Class A	28,700	1,169,238
Integrated Device Technology, Inc.(a)	188,000	1,107,320
Intel Corp.	56,000	1,123,920
KLA-Tencor Corp.	70,000	2,500,400
Marvell Technology Group, Ltd.(a)	75,500	1,457,905
National Semiconductor Corp.	119,000	1,630,300
Novellus Systems, Inc.(a)	27,000	788,670
Sigma Designs, Inc.(a)	96,446	1,100,449
Spansion, Inc.(a)	34,118	596,724

Annual Report | October 31, 2010	33

Schedules of Investments	Red Oak Technology Select Fund
As of October 31, 2010

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment (23.3%) (continued)
Texas Instruments, Inc.	54,000	$ 1,596,780
Xilinx, Inc.	80,000	2,144,800

		15,216,506

Software (16.8%)
CA, Inc.	112,000	2,599,520
Check Point Software Technologies, Ltd.(a)	80,000	3,420,000
Symantec Corp.(a)	151,000	2,443,180
Synopsys, Inc.(a)	100,000	2,558,000

		11,020,700

TELECOMMUNICATION SERVICES (2.4%)
Wireless Telecommunication Services (2.4%)
Sprint Nextel Corp.(a)	387,000	1,594,440

TOTAL COMMON STOCKS
(Cost $49,324,745)		64,042,972

	Principal Amount
REPURCHASE AGREEMENT (2.4%)
Tri-Party Repurchase Agreement with Morgan Stanley Co., 0.11%, dated 10/29/10 and maturing 11/01/10 with a repurchase amount of $1,558,081, collateralized by U.S. Government & Agency Securities with a collateral value of $1,589,232.	$1,558,067	1,558,067

TOTAL REPURCHASE AGREEMENT
(Cost $1,558,067)		1,558,067

TOTAL INVESTMENTS - (100.3%)
(Cost $50,882,812)		$ 65,601,039

Liabilities in Excess of Other Assets - (-0.3%)		(185,602)

NET ASSETS - (100.0%)		$ 65,415,437

(a) Non-income producing security.

Common Abbreviations:

Ltd. - Limited

PLC - Public Limited Company

The accompanying notes are an integral part of the financial statements.

34	1-888-462-5386 | www.oakfunds.com

Black Oak Emerging Technology Fund	Schedules of Investments
As of October 31, 2010

Security Description	Shares	Value
COMMON STOCKS (89.1%)
CONSUMER DISCRETIONARY (5.8%)
Hotels, Restaurants & Leisure (5.8%)
Ctrip.com International, Ltd. ADR(a)	30,850	$ 1,606,359
WMS Industries, Inc.(a)	21,600	942,408

		2,548,767

HEALTH CARE (7.3%)
Health Care Technology (2.4%)
Cerner Corp.(a)	11,800	1,036,394

Life Sciences Tools & Services (4.9%)
Illumina, Inc.(a)	39,600	2,150,676

INDUSTRIALS (6.9%)
Aerospace & Defense (3.6%)
American Science & Engineering, Inc.	19,300	1,589,355

Commercial Services & Supplies (3.3%)
EnerNOC, Inc.(a)	47,700	1,434,339

INFORMATION TECHNOLOGY (67.0%)
Communications Equipment (3.3%)
Qualcomm, Inc.	31,750	1,432,878

Computers & Peripherals (5.1%)
Apple, Inc.(a)	7,400	2,226,438

Electronic Equipment & Instruments (6.5%)
Corning, Inc.	51,400	939,592
Dolby Laboratories, Inc. - Class A(a)	12,600	777,168
Itron, Inc.(a)	18,600	1,130,322

		2,847,082

Internet Software & Services (9.5%)
MercadoLibre, Inc.(a)	20,000	1,322,600
NetEase.com, Inc. ADR(a)	18,900	790,020
Sohu.com, Inc.(a)	27,200	2,026,400

		4,139,020

IT Services (8.6%)
Cognizant Technology Solutions Corp. - Class A(a)	39,850	2,597,822
Wipro, Ltd. ADR	59,633	851,559
Yucheng Technologies, Ltd.(a)	91,400	308,018

		3,757,399

Annual Report | October 31, 2010	35

Schedules of Investments	Black Oak Emerging Technology Fund
As of October 31, 2010

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment (5.3%)
Broadcom Corp. - Class A	40,200	$ 1,637,748
NVIDIA Corp.(a)	58,350	701,950

		2,339,698

Software (28.7%)
Activision Blizzard, Inc.	113,500	1,301,845
ANSYS, Inc.(a)	24,200	1,095,050
AsiaInfo-Linkage, Inc.(a)	36,100	802,142
Citrix Systems, Inc.(a)	32,500	2,082,275
Fortinet, Inc.(a)	37,900	1,137,000
Longtop Financial Technologies, Ltd. ADR(a)	24,400	886,696
Red Hat, Inc.(a)	50,200	2,121,452
Salesforce.com, Inc.(a)	17,500	2,031,225
VMware, Inc.(a)	14,300	1,093,378

		12,551,063

MATERIALS (2.1%)
Metals & Mining (2.1%)
Molycorp, Inc.(a)	25,500	902,700

TOTAL COMMON STOCKS
(Cost $37,106,240)		38,955,809

	Principal Amount
REPURCHASE AGREEMENT (13.8%)
Tri-Party Repurchase Agreement with Morgan Stanley Co., 0.11%, dated 10/29/10 and maturing 11/01/10 with a repurchase amount of $6,043,891, collateralized by U.S. Government & Agency Securities with a collateral value of $6,164,726.	$6,043,836	6,043,836

TOTAL REPURCHASE AGREEMENT (Cost $6,043,836)		6,043,836

TOTAL INVESTMENTS - (102.9%)
(Cost $43,150,076)		$ 44,999,645

Liabilities in Excess of Other Assets - (-2.9%)		(1,285,402)

NET ASSETS - (100.0%)		$ 43,714,243

(a) Non-income producing security.

Common Abbreviations:

ADR - American Depositary Receipt.

Ltd. - Limited

The accompanying notes are an integral part of the financial statements.

36	1-888-462-5386 | www.oakfunds.com

Live Oak Health Sciences Fund	Schedules of Investments
As of October 31, 2010

Security Description	Shares	Value
COMMON STOCKS (99.0%)
HEALTH CARE (99.0%)
Biotechnology (12.6%)
Amgen, Inc.(a)	16,800	$ 960,792
Biogen Idec, Inc.(a)	15,600	978,276
Genzyme Corp.(a)	6,500	468,845
Targacept, Inc.(a)	2,300	56,948

		2,464,861

Health Care Equipment & Supplies (6.7%)
Boston Scientific Corp.(a)	33,000	210,540
CareFusion Corp.(a)	26,000	627,640
Medtronic, Inc.	13,500	475,335

		1,313,515

Health Care Providers & Services (28.1%)
AmerisourceBergen Corp.	37,500	1,230,750
Cardinal Health, Inc.	23,000	797,870
Centene Corp.(a)	17,200	383,904
McKesson Corp.	10,200	672,996
Molina Healthcare, Inc.(a)	18,750	486,000
PharMerica Corp.(a)	69,942	702,218
UnitedHealth Group, Inc.	17,800	641,690
WellPoint, Inc.(a)	10,800	586,872

		5,502,300

Life Sciences Tools & Services (7.3%)
Affymetrix, Inc.(a)	16,000	71,680
Techne Corp.	6,500	395,980
Waters Corp.(a)	13,000	963,690

		1,431,350

Pharmaceuticals (44.3%)
AstraZeneca PLC ADR	16,800	847,728
Corcept Therapeutics, Inc.(a)	37,844	135,103
Eli Lilly & Co.	18,000	633,600
GlaxoSmithKline PLC ADR	24,800	968,192
Johnson & Johnson	13,100	834,077
King Pharmaceuticals, Inc.(a)	61,120	864,237
Medicis Pharmaceutical Corp. - Class A	6,600	196,350
Novartis AG ADR	18,600	1,077,870
Par Pharmaceutical Cos., Inc.(a)	23,000	747,730
Pfizer, Inc.	38,000	661,200
Sanofi-Aventis ADR	28,900	1,014,679
Teva Pharmaceutical Industries, Ltd. ADR	13,500	700,650

		8,681,416

Annual Report | October 31, 2010	37

Schedules of Investments	Live Oak Health Sciences Fund
As of October 31, 2010

Security Description	Shares	Value
TOTAL COMMON STOCKS
(Cost $15,650,588)		$ 19,393,442

SHORT TERM INVESTMENTS (1.0%)
Fidelity Institutional Money Market Government
Portfolio - Class I (7 day yield 0.052%)
	203,058	203,058

TOTAL SHORT TERM INVESTMENTS
(Cost $203,058)		203,058

TOTAL INVESTMENTS - (100.0%)
(Cost $15,853,646)		$ 19,596,500

Liabilities in Excess of Other Assets - (0.0%)(b)		(1,046)

NET ASSETS - (100.0%)		$ 19,595,454

(a) Non-income producing security.

(b) Less than 0.01%

Common Abbreviations:

ADR - American Depositary Receipt.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders.

Ltd. - Limited

PLC - Public Limited Company

The accompanying notes are an integral part of the financial statements.

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OAK ASSOCIATES FUNDS
This Page Intentionally Left Blank

Statements of Assets and Liabilities

As of October 31, 2010

	White Oak Select Growth Fund	Pin Oak Equity Fund

Investments at cost	$185,922,596	$ 54,764,384
Repurchase agreements at cost	–	–

ASSETS:
Investments at market value	$259,654,128	$ 70,588,920
Repurchase agreements at value	–	–
Receivable for capital shares sold	31,311	248
Receivable for investment securities sold	–	233,934
Dividends and interest receivable	51,568	38,693
Prepaid expenses	44,640	17,005

Total Assets	259,781,647	70,878,800

LIABILITIES:
Payable for fund shares redeemed	232,426	912,094
Investment advisory fees payable	174,015	44,102
Administration fees payable	19,675	5,687
Trustees’ fees payable	41,102	15,411
Payable for investment securities purchased	–	–
Principal financial officer fees payable	343	–
Other accrued expenses	129,600	56,530

Total Liabilities	597,161	1,033,824

Total Net Assets	$259,184,486	$ 69,844,976

NET ASSETS:
Paid-in capital (unlimited authorization — no par value)	$1,489,817,695	$ 341,926,584
Accumulated undistributed net investment income	–	219,936
Accumulated net realized gain (loss) on investments	(1,304,364,741)	(288,126,080)
Net unrealized appreciation on investments	73,731,532	15,824,536

Total Net Assets	$259,184,486	$ 69,844,976

PORTFOLIO SHARES:
Net assets	$259,184,486	$ 69,844,976
Total shares outstanding at end of period	6,900,711	2,610,012
Net asset value, offering and redemption price per share (net assets ÷ shares outstanding)	$37.56	$ 26.76

The accompanying notes are an integral part of the financial statements.

40	1-888-462-5386 | www.oakfunds.com

Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$5,304,262	$7,458,085	$49,324,745	$37,106,240	$15,853,646
–	–	1,558,067	6,043,836	–

$6,762,232	$9,077,483	$64,042,972	$38,955,809	$19,596,500
–	–	1,558,067	6,043,836	–
–	300	10,756	31,784	11,186
–	209,170	–	11,190,288	10,706
788	6,868	41,804	59	12,597
1,623	2,179	20,722	8,336	3,971
6,764,643	9,296,000	65,674,321	56,230,112	19,634,960

–	–	158,556	46,548	–
3,377	6,267	38,122	30,226	14,847
501	685	4,841	3,262	1,502
830	1,231	9,266	4,764	2,563
–	146,500	–	12,399,053	–
–	–	–	–	–
16,112	16,765	48,099	32,016	20,594
20,820	171,448	258,884	12,515,869	39,506
$6,743,823	$9,124,552	$65,415,437	$43,714,243	$19,595,454

$5,531,045	$7,434,660	$384,183,062	$61,474,882	$14,907,198
–	–	–	–	32,926
(245,192)	70,494	(333,485,852)	(19,610,208)	912,476
1,457,970	1,619,398	14,718,227	1,849,569	3,742,854
$6,743,823	$9,124,552	$65,415,437	$43,714,243	$19,595,454

$6,743,823	$9,124,552	$65,415,437	$43,714,243	$19,595,454
604,286	710,713	7,544,574	14,890,779	1,526,427

$11.16	$12.84	$8.67	$2.94	$12.84

Annual Report | October 31, 2010	41

Statements of Operations

For the Year Ended October 31, 2010

	White Oak Select Growth Fund	Pin Oak Equity Fund

INVESTMENT INCOME:
Dividends	$2,030,073	$ 1,667,158
Interest	769	1,901
Less: Foreign withholding tax	(21,073)	–

Total Investment Income	2,009,769	1,669,059

EXPENSES:
Investment advisory fees	2,215,631	813,639
Administration fees	336,894	124,391
Trustees’ fees	141,062	50,941
Legal and audit fees	156,585	66,338
Transfer agent fees	912,890	333,198
Registration fees	105,695	29,776
Printing fees	39,907	15,014
Custodian fees	15,750	8,484
Principal financial officer fees	1,912	581
Insurance and other fees	78,463	24,185

Total Expenses	4,004,789	1,466,547

Less: Investment advisory fees waived	(262,159)	(92,112)

Net Expenses	3,742,630	1,374,435

Net Investment Income (Loss)	(1,732,861)	294,624

Net realized gain on securities sold	45,233,523	18,281,015
Net change in unrealized appreciation (depreciation) of investment securities	7,591,121	(864,559)

Net Realized and Unrealized Gain on Investments	52,824,644	17,416,456

Net Increase in Net Assets Resulting From Operations	$51,091,783	$ 17,711,080

The accompanying notes are an integral part of the financial statements.

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Rock Oak Core Growth Fund	River Oak Discovery Fund	Red Oak Technology Select Fund	Black Oak Emerging Technology Fund	Live Oak Health Sciences Fund

$ 40,947	$ 47,241	$ 437,660	$ 67,978	$ 303,312
107	281	308	1,349	252
(517)	(364)	–	(702)	(14,326)

40,537	47,158	437,968	68,625	289,238

45,437	81,506	501,189	262,238	140,479
6,778	10,037	75,133	38,293	20,999
2,777	4,051	31,917	15,426	8,661
16,284	17,672	45,164	28,350	22,288
18,582	22,092	323,233	179,023	54,802
1,930	2,444	22,072	10,995	5,736
794	1,134	12,353	4,288	2,981
712	794	4,090	2,133	1,595
36	38	922	522	131
1,477	1,974	17,773	9,151	4,646

94,807	141,742	1,033,846	550,419	262,318

(18,057)	(19,484)	(119,510)	(72,012)	(6,006)

76,750	122,258	914,336	478,407	256,312

(36,213)	(75,100)	(476,368)	(409,782)	32,926

733,651	1,055,480	10,109,691	16,228,153	912,605

578,115	406,047	4,654,333	(4,913,420)	2,401,566

1,311,766	1,461,527	14,764,024	11,314,733	3,314,171

$ 1,275,553	$ 1,386,427	$ 14,287,656	$ 10,904,951	$ 3,347,097

Annual Report | October 31, 2010	43

Statements of Changes in Net Assets

	White Oak Select Growth Fund		Pin Oak Equity Fund

	For The Year Ended October 31, 2010	For The Year Ended October 31, 2009	For The Year Ended October 31, 2010	For The Year Ended October 31, 2009

INVESTMENT ACTIVITIES:
Net investment income (loss)	$(1,732,861)	$(1,877,318)	$294,624	$(321,611)
Net realized gain (loss) on securities sold	45,233,523	(8,491,443)	18,281,015	72,703
Net change in unrealized appreciation (depreciation) of investment securities	7,591,121	96,060,411	(864,559)	20,930,095

Net Increase Net Assets Resulting from Operations	51,091,783	85,691,650	17,711,080	20,681,187

DISTRIBUTIONS TO SHAREHOLDERS:
Net income	–	–	(74,688)	–
Realized capital gains	–	–	–	–

Total Distributions	–	–	(74,688)	–

CAPITAL SHARE TRANSACTIONS (IN DOLLARS):
Shares issued	30,067,137	122,945,500	55,782,117	75,230,262
Shares issued in lieu of cash distributions	–	–	71,207	–
Shares redeemed	(141,332,935)	(105,140,649)	(122,176,693)	(13,577,496)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(111,265,798)	17,804,851	(66,323,369)	61,652,766

Total Increase (Decrease) in Net Assets	(60,174,015)	103,496,501	(48,686,977)	82,333,953

NET ASSETS:
Beginning of Period	319,358,501	215,862,000	118,531,953	36,198,000

End of Period	$259,184,486	$319,358,501	$69,844,976	$118,531,953

Including accumulated undistributed net investment income (loss)	$–	$(233)	$219,936	$(1)

SHARES ISSUED AND REDEEMED:
Issued	880,571	5,058,462	2,205,240	3,587,734
Issued in lieu of cash distributions	–	–	2,819	–
Redeemed	(4,137,051)	(3,938,184)	(4,809,662)	(699,758)

Net Increase (Decrease) in Share Transactions	(3,256,480)	1,120,278	(2,601,603)	2,887,976

The accompanying notes are an integral part of the financial statements.

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Rock Oak Core Growth Fund		River Oak Discovery Fund		Red Oak Technology Select Fund

For The Year Ended October 31, 2010	For The Year Ended October 31, 2009	For The Year Ended October 31, 2010	For The Year Ended October 31, 2009	For The Year Ended October 31, 2010	For The Year Ended October 31, 2009

$(36,213)	$(25,760)	$(75,100)	$(51,522)	$(476,368)	$(289,711)

733,651	(783,207)	1,055,480	(868,499)	10,109,691	(4,423,023)

578,115	1,834,855	406,047	2,579,351	4,654,333	24,484,894

1,275,553	1,025,888	1,386,427	1,659,330	14,287,656	19,772,160

–	–	–	–	–	–

–	–	–	–	–	–

–	–	–	–	–	–

559,003	618,919	1,410,296	2,933,231	8,590,819	18,671,976

–	–	–	–	–	–

(889,040)	(417,500)	(1,918,585)	(514,147)	(30,973,816)	(9,012,358)

(330,037)	201,419	(508,289)	2,419,084	(22,382,997)	9,659,618

945,516	1,227,307	878,138	4,078,414	(8,095,341)	29,431,778

5,798,307	4,571,000	8,246,414	4,168,000	73,510,778	44,079,000

$6,743,823	$5,798,307	$9,124,552	$8,246,414	$65,415,437	$73,510,778

$–	$–	$–	$(34)	$–	$182

55,197	67,508	118,033	277,185	1,096,472	3,024,664

–	–	–	–	–	–

(88,834)	(57,821)	(160,078)	(54,447)	(3,997,077)	(1,530,910)

(33,637)	9,687	(42,045)	222,738	(2,900,605)	1,493,754

Annual Report | October 31, 2010	45

Statements of Changes in Net Assets

	Black Oak Emerging Technology Fund		Live Oak Health Sciences Fund

	For The Year Ended October 31, 2010	For The Year Ended October 31, 2009	For The Year Ended October 31, 2010	For The Year Ended October 31, 2009

INVESTMENT ACTIVITIES:
Net investment income (loss)	$(409,782)	$(292,892)	$32,926	$(11,894)
Net realized gain (loss) on securities sold	16,228,153	(4,425,500)	912,605	624,104
Net change in unrealized appreciation (depreciation) of investment securities	(4,913,420)	12,560,989	2,401,566	1,562,288

Net Increase in Net Assets Resulting from Operations	10,904,951	7,842,597	3,347,097	2,174,498

DISTRIBUTIONS TO SHAREHOLDERS:
Net income	–	–	–	–
Realized capital gains	–	–	(593,292)	–

Total Distributions	–	–	(593,292)	–

CAPITAL SHARE TRANSACTIONS (IN DOLLARS):
Shares issued	15,446,028	15,554,602	3,595,743	1,558,636
Shares issued in lieu of cash distributions	–	–	581,370	–
Shares redeemed	(20,233,340)	(5,278,595)	(3,584,998)	(1,496,600)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(4,787,312)	10,276,007	592,115	62,036

Total Increase in Net Assets	6,117,639	18,118,604	3,345,920	2,236,534

NET ASSETS:
Beginning of Period	37,596,604	19,478,000	16,249,534	14,013,000

End of Period	$43,714,243	$37,596,604	$19,595,454	$16,249,534

Including accumulated undistributed net investment income (loss)	$–	$–	$32,926	$33

SHARES ISSUED AND REDEEMED:
Issued	6,031,275	8,061,151	296,580	152,885
Issued in lieu of cash distributions	–	–	49,478	–
Redeemed	(8,339,357)	(2,812,369)	(296,453)	(154,741)

Net Increase (Decrease) in Share Transactions	(2,308,082)	5,248,782	49,605	(1,856)

The accompanying notes are an integral part of the financial statements.

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OAK ASSOCIATES FUNDS
This Page Intentionally Left Blank

Financial Highlights

For a share outstanding throughout the years ended

Year Ended October 31, 2010

WHITE OAK SELECT GROWTH FUND
Net Asset Value Beginning of Period	$31.44
Income (Loss) From Operations
Net Investment Income (Loss)(a)	(0.20)
Realized and Unrealized Gain or (Losses) in Securities(a)	6.32

Total From Operations	6.12

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–

Total Dividends and Distributions	–

Net Asset Value End of Period	$37.56

Total Return(b)	19.47%
Net Assets End of Period (000)	$259,184

Ratio of Net Expenses to Average Net Assets	1.25%
Ratio of Net Investment Loss to Average Net Assets	(0.58)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.34%
Portfolio Turnover Rate	14%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006

$23.89	$39.49	$31.91	$31.35

(0.18)	(0.23)	(0.12)	(0.13)

7.73	(15.37)	7.70	0.71

7.55	(15.60)	7.58	0.58

–	–	–	(0.02)
–	–	–	–

–	–	–	(0.02)

$31.44	$23.89	$39.49	$31.91

31.60%	(39.50)%	23.75%	1.85%
$319,359	$215,862	$439,978	$538,516

1.25%	1.25%	1.25%	1.19%

(0.70)%	(0.70)%	(0.34)%	(0.42)%

1.25%	1.25%	1.25%	1.20%

1.51%	1.41%	1.28%	1.20%
31%	25%	29%	52%

Annual Report | October 31, 2010	49

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2010
PIN OAK EQUITY FUND
Net Asset Value Beginning of Period	$22.74
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.07
Realized and Unrealized Gain or (Losses) in Securities(a)	3.96

Total From Operations	4.03

Less Distributions:
Dividends from Net Investment Income	(0.01)
Distributions from Capital Gains	–

Total Dividends and Distributions	(0.01)

Net Asset Value End of Period	$26.76

Total Return(b)	17.74%
Net Assets End of Period (000)	$69,845

Ratio of Net Expenses to Average Net Assets	1.25%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.27%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.33%
Portfolio Turnover Rate	35%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006
$ 15.58	$27.46	$21.18	$21.13

(0.11)	(0.08)	(0.12)	(0.16)

7.27	(11.80)	6.40	0.21
7.16	(11.88)	6.28	0.05

–	–	–	–
–	–	–	–
–	–	–	–
$ 22.74	$15.58	$27.46	$21.18

45.96%	(43.26)%	29.65%	0.24%
$ 118,532	$36,198	$90,901	$92,549

1.25%	1.25%	1.25%	1.21%

(0.58)%	(0.34)%	(0.50)%	(0.74)%

1.25%	1.25%	1.25%	1.21%

1.60%	1.51%	1.35%	1.27%
16%	38%	18%	20%

Annual Report | October 31, 2010	51

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2010
ROCK OAK CORE GROWTH FUND
Net Asset Value Beginning of Period	$9.09
Income (Loss) From Operations
Net Investment Loss(a)	(0.06)
Realized and Unrealized Gain or (Losses) in Securities(a)	2.13

Total From Operations	2.07

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–

Total Dividends and Distributions	–

Net Asset Value End of Period	$11.16

Total Return(b)	22.77%
Net Assets End of Period (000)	$6,744

Ratio of Net Expenses to Average Net Assets	1.25%
Ratio of Net Investment Loss to Average Net Assets	(0.59)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.25%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.54%
Portfolio Turnover Rate	62%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006

$7.28	$13.45	$10.68	$10.10
(0.04)	(0.06)	(0.07)	(0.06)
1.85	(5.54)	2.84	0.64

1.81	(5.60)	2.77	0.58

–	–	–	–
–	(0.57)	–	–

–	(0.57)	–	–

$9.09	$7.28	$13.45	$10.68

24.86%	(43.43)%	25.94%	5.74%
$5,798	$4,571	$8,389	$9,688

1.25%	1.25%	1.25%	1.22%

(0.56)%	(0.53)%	(0.57)%	(0.54)%

1.25%	1.25%	1.25%	1.22%

1.82%	1.56%	1.46%	1.44%
45%	92%	86%	88%

Annual Report | October 31, 2010	53

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2010

RIVER OAK DISCOVERY FUND
Net Asset Value Beginning of Period	$10.96
Income (Loss) From Operations
Net Investment Loss(a)	(0.10)
Realized and Unrealized Gain or (Losses) in Securities(a)	1.98

Total From Operations	1.88

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–

Total Dividends and Distributions	–

Net Asset Value End of Period	$12.84

Total Return(b)	17.15%
Net Assets End of Period (000)	$9,125

Ratio of Net Expenses to Average Net Assets	1.35%
Ratio of Net Investment Loss to Average Net Assets	(0.83)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.57%
Portfolio Turnover Rate	56%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The	accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006

$7.86	$14.80	$11.56	$10.10

(0.09)	(0.08)	(0.12)	(0.09)

3.19	(6.46)	3.36	1.55

3.10	(6.54)	3.24	1.46

–	–	–	–
–	(0.40)	–	–

–	(0.40)	–	–

$10.96	$7.86	$14.80	$11.56

39.44%	(45.31)%	28.03%	14.46%
$8,247	$4,168	$7,823	$5,943

1.35%	1.35%	1.35%	1.35%

(1.03)%	(0.68)%	(0.92)%	(0.81)%

1.35%	1.35%	1.35%	1.35%

1.92%	1.76%	1.72%	2.74%
67%	145%	148%	72%

Annual Report | October 31, 2010	55

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2010

RED OAK TECHNOLOGY SELECT FUND
Net Asset Value Beginning of Period	$7.04
Income (Loss) From Operations
Net Investment Loss(a)	(0.05)
Realized and Unrealized Gain or (Losses) in Securities(a)	1.68

Total From Operations	1.63

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–

Total Dividends and Distributions	–

Net Asset Value End of Period	$8.67

Total Return(b)	23.15%
Net Assets End of Period (000)	$65,415

Ratio of Net Expenses to Average Net Assets	1.35%
Ratio of Net Investment Loss to Average Net Assets	(0.70)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.53%
Portfolio Turnover Rate	28%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The	accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006

$4.92	$8.75	$6.90	$6.55

(0.03)	(0.06)	(0.03)	(0.06)

2.15	(3.77)	1.88	0.41

2.12	(3.83)	1.85	0.35

–	–	–	–
–	–	–	–

–	–	–	–

$7.04	$4.92	$8.75	$6.90

43.09%	(43.77)%	26.81%	5.34%
$73,511	$44,079	$115,005	$116,449

1.35%	1.35%	1.35%	1.27%

(0.56)%	(0.80)%	(0.40)%	(0.89)%

1.35%	1.35%	1.35%	1.27%

1.82%	1.58%	1.40%	1.34%
30%	17%	11%	93%

Annual Report | October 31, 2010	57

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2010
BLACK OAK EMERGING TECHNOLOGY FUND
Net Asset Value Beginning of Period	$2.19
Income (Loss) From Operations
Net Investment Loss(a)	(0.03)
Realized and Unrealized Gain or (Losses) in Securities(a)	0.78
Total From Operations	0.75

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	–
Total Dividends and Distributions	–
Net Asset Value End of Period	$2.94

Total Return(b)	34.25%
Net Assets End of Period (000)	$43,714

Ratio of Net Expenses to Average Net Assets	1.35%
Ratio of Net Investment Loss to Average Net Assets	(1.16)%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.55%
Portfolio Turnover Rate	99%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006

$ 1.63	$ 2.94	$ 2.21	$ 2.05

(0.02)	(0.02)	(0.03)	(0.02)

0.58	(1.29)	0.76	0.18

0.56	(1.31)	0.73	0.16

–	–	–	–
–	–	–	–

–	–	–	–

$ 2.19	$ 1.63	$ 2.94	$ 2.21

34.36%	(44.56)%	33.03%	7.80%
$ 37,596	$ 19,478	$ 39,810	$ 39,617

1.35%	1.35%	1.35%	1.28%

(1.15)%	(0.94)%	(1.04)%	(1.13)%

1.35%	1.35%	1.35%	1.28%

1.93%	1.76%	1.62%	1.53%
49%	79%	76%	97%

Annual Report | October 31, 2010	59

Financial Highlights
For a share outstanding throughout the years ended

Year Ended October 31, 2010

LIVE OAK HEALTH SCIENCES FUND
Net Asset Value Beginning of Period	$ 11.00
Income (Loss) From Operations
Net Investment Income (Loss)(a)	0.02
Realized and Unrealized Gain or (Losses) in Securities(a)	2.22

Total From Operations	2.24

Less Distributions:
Dividends from Net Investment Income	–
Distributions from Capital Gains	(0.40)

Total Dividends and Distributions	(0.40)

Net Asset Value End of Period	$ 12.84

Total Return(b)	20.66%
Net Assets End of Period (000)	$ 19,595

Ratio of Net Expenses to Average Net Assets	1.35%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.17%
Ratio of Net Expenses to Average Net Assets (Excluding Fees Paid Indirectly)	1.35%
Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Fees Paid Indirectly)	1.38%
Portfolio Turnover Rate	22%

(a)	Per share calculations were performed using average shares for the period.
(b)	Figures do not reflect the deduction of taxes the shareholder will pay on fund distributions or redemption of fund shares.

The accompanying notes are an integral part of the financial statements.

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Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007	Year Ended October 31, 2006

$9.48	$12.41	$11.18	$11.66

(0.01)	(0.04)	(0.01)	(0.07)

1.53	(2.89)	1.24	(0.41)

1.52	(2.93)	1.23	(0.48)

–	–	–	–
–	–	–	–

–	–	–	–

$11.00	$9.48	$12.41	$11.18

16.03%	(23.61)%	11.00%	(4.12)%
$16,249	$14,013	$21,354	$25,263

1.35%	1.35%	1.35%	1.21%

(0.08)%	(0.36)%	(0.11)%	(0.59)%

1.35%	1.35%	1.35%	1.21%

1.61%	1.52%	1.37%	1.23%
31%	25%	28%	57%

Annual Report | October 31, 2010	61

Notes to Financial Statements
As of October 31, 2010

1. ORGANIZATION:

The Oak Associates Funds (the “Trust”) is organized as a Massachusetts business trust under an Agreement and Declaration of Trust dated November 6, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open–end management investment company with seven funds: White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund and River Oak Discovery Fund (diversified funds); Red Oak Technology Select Fund, Black Oak Emerging Technology Fund and Live Oak Health Sciences Fund (non–diversified funds) (collectively referred to as “Funds” and individually referred to as a “Fund”). The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment objectives, policies and strategies.

2. SIGNIFICANT ACCOUNTING POLICIES:

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations and expenses during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

Security Valuation – Investments in equity securities, which are traded on a national exchange, are stated at the last quoted sales price if readily available for such equity securities on each business day. Investments in equity securities, which are reported on the NASDAQ national market system are valued at the official closing price; other equity securities traded in the over–the–counter market and listed equity securities for which no sale was reported on that date are stated at the last quoted bid price. Debt obligations exceeding sixty days to maturity for which market quotations are readily available are valued at the most recently quoted bid price. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost, which approximates market value.

Redeemable securities issued by open–end registered investment companies are valued at the investment company’s applicable net asset value.

Securities for which market prices are not “readily available” (of which there were none as of October 31, 2010) are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Funds’ Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de–listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Fund calculates net asset value; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Security Transactions and Investment Income – Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex–dividend date, and interest income is recognized on the actual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold.

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Notes to Financial Statements
As of October 31, 2010

Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Expenses that are directly related to one of the Funds are charged to that Fund. Other operating expenses of the Trust are prorated to the Funds on the basis of relative daily net assets.

Repurchase Agreements – The Funds invest in tri–party repurchase agreements. Securities held as collateral for tri–party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreement. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and paid to shareholders on an annual basis, as applicable. Net realized capital gains on sales of securities, if any, are distributed to shareholders at least annually. Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. Therefore, the source of the fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain, or from paid–in–capital, depending upon the type of book/tax differences that may exist.

3. FAIR VALUE MEASUREMENTS

A three–tier hierarchy has been established for fair value measurement based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances

The three–tier hierarchy is summarized as follows:

1)	Level 1 – Quoted and Unadjusted prices in active markets for identical securities
2)	Level 2 – Other Significant Observable Inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
3)	Level 3 – Significant Unobservable Inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value each Funds investments as of October 31, 2010.

	Level 1	Level 2	Level 3	Total
WHITE OAK SELECT GROWTH FUND
Common Stocks	$259,405,574	$–	$–	$259,405,574
Short Term Investments	248,554	–	–	248,554

Total	$259,654,128	$–	$–	$259,654,128

Annual Report | October 31, 2010	63

Notes to Financial Statements
As of October 31, 2010

	Level 1	Level 2	Level 3	Total
PIN OAK EQUITY FUND
Common Stocks	$70,141,267	$–	$–	$70,141,267
Short Term Investments	447,653	–	–	447,653
Total	$70,588,920	$–	$–	$70,588,920

ROCK OAK CORE GROWTH FUND
Common Stocks	$6,516,026	$–	$–	$6,516,026
Short Term Investments	246,206	–	–	246,206
Total	$6,762,232	$–	$–	$6,762,232

RIVER OAK DISCOVERY FUND
Common Stocks	$8,515,718	$–	$–	$8,515,718
Short Term Investments	561,765	–	–	561,765
Total	$9,077,483	$–	$–	$9,077,483

RED OAK TECHNOLOGY SELECT FUND
Common Stocks	$64,042,972	$–	$–	$64,042,972
Repurchase Agreements	–	1,558,067	–	1,558,067
Total	$64,042,972	$1,558,067	$–	$65,601,039

BLACK OAK EMERGING TECHNOLOGY FUND
Common Stocks	$38,955,809	$–	$–	$38,955,809
Repurchase Agreements	–	6,043,836	–	6,043,836
Total	$38,955,809	$6,043,836	$–	$44,999,645

LIVE OAK HEALTH SCIENCES FUND
Common Stocks	$19,393,442	$–	$–	$19,393,442
Short Term Investments	203,058	–	–	203,058
Total	$19,596,500	$–	$–	$19,596,500

The above tables are presented by levels of disaggregation for each asset class. For detailed descriptions of the underlying industries, see the accompanying Schedules of Investments.

There were no Level 3 securities held during the year.

4. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of Oak Associates, Ltd., ALPS Fund Services, Inc. (the “Administrator”) and/or ALPS Distributors, Inc. (the “Distributor”) Such officers are paid no fees by . the Trust for serving as officers of the Trust.

5. ADMINISTRATION, TRANSFER AGENT AND DISTRIBUTION AGREEMENTS:

Administration: ALPS Fund Services, Inc. (the “Administrator”) serves as administrator to the Trust. The Trust and the Administrator have entered into an administration agreement dated May 17, 2010 (the “Ad-ministration Agreement”) Under the Administration Agreement, the Administrator provides the Trust

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Notes to Financial Statements
As of October 31, 2010

with administrative services, including regulatory reporting, fund accounting services, including calculating the Funds’ daily net asset value, and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of one year after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 60 days’ prior written notice to the other party.

Prior to May 17, 2010, SEI Investments Global Fund Services served as administrator to the Funds under which SEI provided management and administration services.

Transfer Agent: As of May 17, 2010, ALPS Fund Services, Inc. (the “Transfer Agent”) serves as transfer agent, dividend paying agent and shareholder service agent for the Trust under a transfer agency services agreement with the Trust.

For the period May 17, 2010 – October 31, 2010, ALPS Fund Services earned $186,416 and $225,419 for services as Administrator and Transfer Agent, respectively.

Distribution: The Trust and ALPS Distributors, Inc. (the “Distributor”), an affiliate of the Administrator, are parties to a distribution agreement dated May 17, 2010 (the “Distribution Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Distributor agreed to use its best efforts in distributing Fund shares but is not obligated to sell any particular number of shares. The Distributor does not receive compensation under the Distribution Agreement for distribution of Fund shares.

Prior to May 17, 2010, DST Systems, Inc. served as the transfer agent and dividend disbursing agent for the Funds under an Agency Agreement with the Trust dated February 27, 1998.

6. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

The Trust and the Adviser are parties to an Investment Advisory Agreement dated February 27, 1998, as last amended May 4, 2005, under which the Adviser receives an annual fee equal to 0.74% of the average daily net assets of each Fund, except for the River Oak Discovery Fund for which the Adviser receives 0.90% of the average daily net assets of the Fund. Effective February 28, 2008, the Adviser agreed to contractually waive all or a portion of its fees (and to reimburse the Funds’ expenses if necessary) in order to limit operating expenses to not more than 1.25% of the average daily net assets of the White Oak Select Growth, Rock Oak Core Growth and Pin Oak Equity Funds, and 1.35% of the average daily net assets of the River Oak Discovery, Red Oak Technology Select, Black Oak Emerging Technology and Live Oak Health Sciences Funds for one year periods. Effective March 1, 2010 the Adviser contractually agreed to continue this arrangement through February 28, 2011.

U.S. Bank N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

Annual Report | October 31, 2010	65

Notes to Financial Statements
As of October 31, 2010

7. INVESTMENT TRANSACTIONS:

The cost of security purchases and the proceeds from security sales, other than short–term investments, for the year ended October 31, 2010, were as follows:

	Purchases	Sales
White Oak Select Growth Fund	$40,684,470	$151,494,998
Pin Oak Equity Fund	36,912,339	90,526,713
Rock Oak Core Growth Fund	3,626,104	4,043,431
River Oak Discovery Fund	4,640,142	5,555,302
Red Oak Technology Select Fund	18,300,289	41,404,618
Black Oak Emerging Technology Fund	33,559,636	42,670,321
Live Oak Health Sciences Fund	3,935,001	3,887,167

8. FEDERAL INCOME TAXES:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate “regulated investment company” under Subchapter M of the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required.

To the extent that dividends from net investment income and distributions from net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. The character of dividends from net investment income or distributions from net realized gains made during the year, and the timing of dividends and distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise. These differences are primarily due to the reclass of distributions on net operating losses and expiration of capital loss carryforwards.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

Fund	(Over)/ Undistributed Net Investment Income	Accumulated Capital Gains/ (Losses)	Paid-in Capital
White Oak Select Growth Fund	$1,733,094	$667,739,381	$(669,472,475)
Pin Oak Equity Fund	1	417,945,310	(417,945,311)
Rock Oak Core Growth Fund	36,213	364	(36,577)
River Oak Discovery Fund	75,134	(1,370)	(73,764)
Red Oak Technology Select Fund	476,186	715,257,563	(715,733,749)
Black Oak Emerging Technology Fund	409,782	196,621,134	(197,030,916)
Live Oak Health Sciences Fund	(33)	(14)	47

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Notes to Financial Statements
As of October 31, 2010

The tax character of the distributions paid by the Funds for the fiscal year ended October 31, 2010 is as follows:

Fund	Ordinary Income	Long–Term Capital Gain	Total
Pin Oak Equity Fund	$74,688	$–	$74,688
Live Oak Health Sciences Fund	16,484	576,808	593,292

As of October 31, 2010, the components of distributable earnings on a tax basis were as follows:

	Undistributed Net Investment Income	Accumulated Capital Gains/ (Losses)	Unrealized Appreciation	Total
White Oak Select Growth Fund	$–	$(1,304,364,741)	$73,731,532	$(1,230,633,209)
Pin Oak Equity Fund	219,936	(288,126,080)	15,824,536	(272,081,608)
Rock Oak Core Growth Fund	–	(236,921)	1,449,699	1,212,778
River Oak Discovery Fund	–	130,972	1,558,920	1,689,892
Red Oak Technology Select Fund	–	(332,505,406)	13,737,781	(318,767,625)
Black Oak Emerging Technology Fund	–	(19,610,208)	1,849,569	(17,760,639)
Live Oak Health Sciences Fund	442,159	503,243	3,742,854	4,688,256

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains.

At October 31, 2010, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring October 31,

	2011	2012	2013	2014	2015	2016	2017	Total

White Oak Select Growth Fund	$206,601,681	$744,256,673	$321,944,019	$–	$–	$22,546,570	$9,015,798	$1,304,364,741

Pin Oak Equity Fund	180,086,547	90,283,407	17,756,126	–	–	–	–	288,126,080

Rock Oak Core Growth Fund	–	–	–	–	–	–	236,921	236,921

Red Oak Technology Select Fund	293,675,488	34,232,859	–	–	–	–	4,597,059	332,505,406

Black Oak Emerging Technology Fund	15,084,356	–	–	–	–	–	4,525,852	19,610,208

Annual Report | October 31, 2010	67

Notes to Financial Statements
As of October 31, 2010

At October 31, 2010, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds is as follows:

	Federal Tax Cost	Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net
White Oak Select Growth Fund	$185,922,596	$90,077,605	$(16,346,073)	$73,731,532
Pin Oak Equity Fund	54,764,384	18,366,921	(2,542,385)	15,824,536
Rock Oak Core Growth Fund	5,312,533	1,690,583	(240,884)	1,449,699
River Oak Discovery Fund	7,518,563	1,779,764	(220,844)	1,558,920
Red Oak Technology Select Fund	51,863,258	17,385,546	(3,647,765)	13,737,781
Black Oak Emerging Technology Fund	43,150,076	2,968,412	(1,118,843)	1,849,569
Live Oak Health Sciences Fund	15,853,646	4,985,825	(1,242,971)	3,742,854

The differences between book and tax net unrealized appreciation and cost were due to deferral of losses from wash sales.

Management evaluates the Funds’ tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax position taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that as of and for the year ended October 31, 2010, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

9. CONCENTRATION OF CREDIT RISK AND OWNERSHIP

The Red Oak Technology Select Fund and the Black Oak Emerging Technology Fund invest a substantial portion of their assets in securities in the technology industry. The Live Oak Health Sciences Fund invests a substantial portion of its assets in securities in the health care, medicine and life sciences industries. Therefore, each of these Funds may be more affected by economic developments in those industries than a general equity fund would be.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however based on experience, the risk of loss from such claims is considered remote.

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

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Notes to Financial Statements
As of October 31, 2010

As of October 31, 2010, the James D. Oelschlager Trust owned 37% of the River Oak Discovery Fund and 35% of the Black Oak Emerging Technology Fund.

10. RECENT ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update No. 2010–06, “Improving Disclosures About Fair Value Measurements” (“ASU”). The ASU requires enhanced disclosures about (1) transfers into and out of Levels 1 and 2 and (2) purchases, sales, issuances, and settlements on a gross basis relating to Level 3 measurements. The first disclosure is effective for the first reporting period (including interim periods) beginning after December 15, 2009, and the second disclosure will be effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact the adoption of this ASU will have on the Fund’s financial statement disclosures. The implementation of the ASC did not have a material effect on the Company’s financial disclosures contained in this Report.

Annual Report | October 31, 2010	69

Report of Independent Registered Public Accounting Firm

To the Shareholders and

Board of Trustees of

Oak Associates Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Oak Associates Funds (the “Funds”), comprising White Oak Select Growth Fund, Pin Oak Equity Fund, Rock Oak Core Growth Fund, River Oak Discovery Fund, Red Oak Technology Select Fund, Black Oak Emerging Technology Fund, and Live Oak Health Sciences Fund as of October 31, 2010, and the related statements of operations, changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statements of changes in net assets for the year ended October 31, 2009 and the financial highlights for the years indicated prior to October 31, 2010, were audited by another independent registered public accounting firm, who expressed unqualified opinions on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Oak Associates Funds, as of October 31, 2010, and the results of their operations, the changes in their net assets, and their financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

December 28, 2010

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Additional Information
As of October 31, 2010

SHAREHOLDER TAX INFORMATION (UNAUDITED)

For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2010.

For the fiscal year ended October 31, 2010, each fund is designating the following items with regard to distributions paid during the year.

During the year ended October 31, 2010, 100.00% of the dividends paid by the Pin Oak Equity and the Live Oak Health Sciences Funds from ordinary income qualify for the corporate dividends received deduction.

Also during the year ended October 31, 2010, 100.00% of the dividends paid by the Pin Oak Equity and Live Oak Health Sciences Funds from ordinary income met the requirements of the tax rules regarding qualified dividend income.

During the year ended October 31, 2010, the Live Oak Health Sciences Fund distributed $576,808 from Long-Term Capital Gains.

Annual Report | October 31, 2010	71

Additional Information
As of October 31, 2010

TRUSTEES OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)(2)	Number of Portfolios in Fund Complex Overseen by Board Member(3)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Board Member(4)
J. John Canon (75)	Trustee	10	7	President and Chairman of the Board, Synergistic Partners, Inc. 1975-1999	Trustee of Proconex
Thomas E. Gretter, MD (75)	Trustee	9	7	Physician, Cleveland Clinic (Health Care) since 1966	None
James D. Oelschlager(5) (68)	Trustee, Chairman	10	7	Managing Member, President CIO and Founder of Oak Associates, ltd. since 1985	None
John G. Stimpson(5) (68)	Trustee	10	7	Director of International Equity Sales and Equity Sales Manager, Salomon Brothers (New York) from 1985 -1993	Board of Directors, Morgan Stanley Trust Company from 1988-1993
Pauline F. Ramig (70)	Trustee	3	7	Financial Planning Practioner, Ramig Financial Planning since 1991	Trustee of Opera Cleveland
Robert P. Stephans (67)	Trustee	3	7	CPA for Stephans, Kun & Co., Certified Public Accountants since 1980	None
Michael R. Shade (62)	Trustee	3	7	Attorney at Law; Partner, Shade & Shade since December, 1979	None

[1]

Each Trustee may be contacted in writing to the Trustee c/o Oak Associates Funds, 3875 Embassy Parkway, Suite 250, Akron, OH 44333. Each Officer may be contacted in writing to the Officer c/o ALPS Fund Services, Inc., 1290 Broadway Suite 1100, Denver, CO 80203.

[2]

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his successor, or until he sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

[3]

The “Oak Associates Funds Complex” consists of all registered investment companies for which Oak Associates, ltd. serves as investment adviser. As of October 31, 2010, the Oak Associates Funds Complex consisted of 7 Funds.

[4]

Directorships of companies are required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

[5]

Oelschlager and Stimpson are considered “interested” persons of the Trust as that term is defined in the Investment Company Act of 1940. Mr. Oelschlager is interested by virtue of his controlling ownership interest in the Adviser. Mr. Stimpson is considered interested because of his family relationship with an employee of the Adviser.

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Additional Information
As of October 31, 2010

OFFICERS OF THE TRUST

Name & Age(1)	Position Held with Trust	Length of Time Served (Yrs.)	Number of Portfolios in Fund Complex Overseen by Board Member	Principal Occupation(s) During Past Five Years	Other Directorships Held
Sandra Noll(2) (46)	Chief Compliance Officer, Vice President and Assistant Secretary	10	N/A	Director of Client Services at Oak Associates, ltd. since 1998 and Compliance Officer of Oak Associates, ltd., since 1994	N/A
Leslie Manna(2) (48)	President	10	N/A	Mutual Fund Coordinator of Oak Associates, ltd. since 1995	N/A
Patrick Buchanan(3) (38)	Treasurer and Principal Financial Officer	Since May 17, 2010	N/A	Since October 15, 2007, Senior Fund Controller for ALPS Fund Services, Inc.; from February 2005 to October 2007, Director of Accounting for Madison Capital Management LLC; from August 2003 to February, 2005, Manager of Fund Accounting for Janus Capital Group	N/A
JoEllen L. Legg(3) (49)	Vice President and Assistant Secretary	Since May 17, 2010	N/A	Associate Counsel (since 2007) and Vice President (since 2009) for ALPS Fund Services, Inc. Senior Counsel – Law (Corporate & Securities) at Adelphia Communications Corporation (cable communication company) from 2005 to 2007. Associate at Patton Boggs LLP (law firm) from 2004 to 2005. Associate at Fried, Frank, Harris, Shriver & Jacobson (law firm) from 1998 to 2004.	N/A

[1]	Each Officer may be contacted in writing to the Officer c/o ALPS Fund Services, Inc., 1290 Broadway Suite 1100, Denver, CO 80203.
[2]	Noll and Manna are considered to be “affiliates” of the Adviser by virtue of their employment by the Adviser.
[3]	The officers of the Trust also serve as officers to one or more mutual funds for which ALPS Fund Services, Inc. or its affiliates act as investment manager, administrator, or distributor.

For more information regarding the Trustees, please refer to the Statement of Additional Information, which is available upon request by calling 1-888-462-5386.

Annual Report | October 31, 2010	73

By Mail

Oak Associates Funds

P.O. Box 8233

Denver, CO 80201-8233

By Telephone 1-888-462-5386 Monday through Friday, 8:30 a.m. to 8:00 p.m. ET

On The Web www.oakfunds.com

Click on the My Oak Account section to take advantage of these features:

• Trade Online • Access and Update Account Information • Go Paperless with eDelivery • View and download account history • Establish a systematic investment plan

The Trust files its complete schedule of portfolio holdings of each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Trust’s Forms N-Q is available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-462-5386; and (ii) on the Commission’s website at http://www.sec.gov.

This report has been prepared for Oak Associates Funds Shareholders and may be distributed to others only if preceded or accompanied by a prospectus.

Oak Associates Funds are distributed by ALPS Distributors, Inc.

Item 2.  Code of Ethics.

(a)

The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable to Registrant.

(c)	During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable to Registrant.

(f)	The Registrant’s Code of Ethics is attached as Exhibit 2(f).

Item 3.  Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one financial expert serving on the audit committee. The audit committee financial expert serving on the audit committee is Robert Stephans and is independent as defined in Form N-CSR Item 3(a)(2). Mr. Stephans has served as a Certified Public Accountant for Stephans, Kun & Co. since 1980.

Item 4.  Principal Accountant Fees and Services.

The principal accountant fees for the fiscal year ended October 31, 2010 were collected by Cohen Fund Audit Services, Ltd. and the principal accountant for the fiscal year ended October 31, 20009 were collected by the predecessor principal accountant.

The Trust aggregate fees for services rendered to the Trust for the last two fiscal years are as follows:

(a)

Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the applicable principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2010 and 2009 were $77,000 and $107,000, respectively.

(b)

Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the applicable principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for fiscal years 2010 and 2009 were $0 and N/A, respectively.

(c)

Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the applicable principal accountant for tax compliance, tax advice and tax planning for fiscal years 2010 and 2009 were $14,000 and N/A, respectively.

(d)

All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by the applicable principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for fiscal years 2010 and 2009 were $0 and N/A, respectively.

(e)(1)	Not Applicable.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to Registrant.

(g)	The aggregate non-audit fees and services billed by the applicable principal account for fiscal years 2010 and 2009 were $0 and $0, respectively.

(h)

During the past fiscal year, the registrant’s principal accountant did not report to the registrant’s audit committee the existence of any non-audit services that were provided to either the registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provided ongoing services to the registrant.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

             Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and

             Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11.  Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Code of Ethics attached hereto as Exhibit 2(f).

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(a)(3) None.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OAK ASSOCIATES FUNDS

By	/s/ Leslie Manna
Leslie Manna
President

Date:	January 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Leslie Manna
Leslie Manna
President and Chief Executive Officer

Date:	January 7, 2011

By	/s/ Patrick Buchanan
Patrick Buchanan
Treasurer and Chief Financial Officer

Date:	January 7, 2011